Exhibit 99.1
Board of Governors of the Federal Reserve System
Federal Deposit Insurance Corporation
Office of the Comptroller of the Currency
Federal Financial Institutions Examination Council

1
Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only — FFIEC 041

Institution Name	CAPITALSOURCE BANK

City	LOS ANGELES

State	CA

Zip Code	90071

Call Report Quarter End Date	12/31/2009

Report Type	041

RSSD-ID	3806100

FDIC Certificate Number	58878

OCC Charter Number	0

ABA Routing Number	322286447

Last updated on	2/25/2010
Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency
Legend: NR — Not Reported, CONF — Confidential

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	2
Bank Demographic Information

Dollar amounts in thousands
1. Reporting date	RCON9999	20091231	1.
2. FDIC certificate number	RSSD9050	58878	2.
3. Legal title of bank	RSSD9017	Click here for value	3.
4. City	RSSD9130	Los Angeles	4.
5. State abbreviation	RSSD9200	CA	5.
6. Zip code	RSSD9220	90071	6.
(RSSD9017) CapitalSource Bank
Contact Information

Dollar amounts in thousands
1. Contact Information for the Reports of Condition and Income			1.
a. Chief Financial Officer (or Equivalent) Signing the Reports			1.a.
1. Name	TEXTC490	CONF	1.a.1.
2. Title	TEXTC491	CONF	1.a.2.
3. E-mail Address	TEXTC492	CONF	1.a.3.
4. Telephone	TEXTC493	CONF	1.a.4.
5. FAX	TEXTC494	CONF	1.a.5.
b. Other Person to Whom Questions about the Reports Should be Directed			1.b.
1. Name	TEXTC495	CONF	1.b.1.
2. Title	TEXTC496	CONF	1.b.2.
3. E-mail Address	TEXT4086	CONF	1.b.3.
4. Telephone	TEXT8902	CONF	1.b.4.
5. FAX	TEXT9116	CONF	1.b.5.
2. Person to whom questions about Schedule RC-T — Fiduciary and Related Services should be directed			2.
a. Name and Title	TEXTB962	CONF	2.a.
b. E-mail Address	TEXTB926	CONF	2.b.
c. Telephone	TEXTB963	CONF	2.c.
d. FAX	TEXTB964	CONF	2.d.
3. Emergency Contact Information			3.
a. Primary Contact			3.a.
1. Name	TEXTC366	CONF	3.a.1.
2. Title	TEXTC367	CONF	3.a.2.
3. E-mail Address	TEXTC368	CONF	3.a.3.
4. Telephone	TEXTC369	CONF	3.a.4.
5. FAX	TEXTC370	CONF	3.a.5.
b. Secondary Contact			3.b.
1. Name	TEXTC371	CONF	3.b.1.
2. Title	TEXTC372	CONF	3.b.2.
3. E-mail Address	TEXTC373	CONF	3.b.3.
4. Telephone	TEXTC374	CONF	3.b.4.
5. FAX	TEXTC375	CONF	3.b.5.
4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information			4.
a. Primary Contact			4.a.
1. Name	TEXTC437	CONF	4.a.1.
2. Title	TEXTC438	CONF	4.a.2.
3. E-mail Address	TEXTC439	CONF	4.a.3.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	3

Dollar amounts in thousands
4. Telephone	TEXTC440	CONF	4.a.4.
b. Secondary Contact			4.b.
1. Name	TEXTC442	CONF	4.b.1.
2. Title	TEXTC443	CONF	4.b.2.
3. E-mail Address	TEXTC444	CONF	4.b.3.
4. Telephone	TEXTC445	CONF	4.b.4.
c. Third Contact			4.c.
1. Name	TEXTC870	CONF	4.c.1.
2. Title	TEXTC871	CONF	4.c.2.
3. E-mail Address	TEXTC872	CONF	4.c.3.
4. Telephone	TEXTC873	CONF	4.c.4.
d. Fourth Contact			4.d.
1. Name	TEXTC875	CONF	4.d.1.
2. Title	TEXTC876	CONF	4.d.2.
3. E-mail Address	TEXTC877	CONF	4.d.3.
4. Telephone	TEXTC878	CONF	4.d.4.
Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income

Dollar amounts in thousands
1. Comments?	RCON6979	No	1.
2. Bank Management Statement	TEXT6980		2.
Schedule RI — Income Statement

Dollar amounts in thousands
1. Interest income:			1.
a. Interest and fee income on loans:			1.a.
1. Loans secured by real estate:			1.a.1.
a. Loans secured by 1-4 family residential properties	RIAD4435	0	1.a.1.a.
b. All other loans secured by real estate	RIAD4436	100,574	1.a.1.b.
2. Commercial and industrial loans	RIAD4012	95,147	1.a.2.
3. Loans to individuals for household, family, and other personal expenditures:			1.a.3.
a. Credit cards	RIADB485	0	1.a.3.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB486	0	1.a.3.b.
4. Loans to foreign governments and official institutions	RIAD4056	0	1.a.4.
5. All other loans	RIAD4058	67,313	1.a.5.
6. Total interest and fee income on loans	RIAD4010	263,034	1.a.6.
b. Income from lease financing receivables	RIAD4065	0	1.b.
c. Interest income on balances due from depository institutions	RIAD4115	1,101	1.c.
d. Interest and dividend income on securities:			1.d.
1. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIADB488	9,262	1.d.1.
2. Mortgage-backed securities	RIADB489	37,307	1.d.2.
3. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	3,353	1.d.3.
e. Interest income from trading assets	RIAD4069	0	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	0	1.f.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	4

Dollar amounts in thousands
g. Other interest income	RIAD4518	42	1.g.
h. Total interest income	RIAD4107	314,099	1.h.
2. Interest expense:			2.
a. Interest on deposits:			2.a.
1. Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	0	2.a.1.
2. Nontransaction accounts:			2.a.2.
a. Savings deposits (includes MMDAs)	RIAD0093	11,014	2.a.2.a.
b. Time deposits of $100,000 or more	RIADA517	37,292	2.a.2.b.
c. Time deposits of less than $100,000	RIADA518	61,124	2.a.2.c.
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	0	2.b.
c. Interest on trading liabilities and other borrowed money	RIAD4185	2,443	2.c.
d. Interest on subordinated notes and debentures	RIAD4200	0	2.d.
e. Total interest expense	RIAD4073	111,873	2.e.
3. Net interest income	RIAD4074	202,226	3.
4. Provision for loan and lease losses	RIAD4230	213,381	4.
5. Noninterest income:			5.
a. Income from fiduciary activities	RIAD4070	0	5.a.
b. Service charges on deposit accounts	RIAD4080	247	5.b.
c. Trading revenue	RIADA220	0	5.c.
d. Not available			5.d.
1. Fees and commissions from securities brokerage	RIADC886	0	5.d.1.
2. Investment banking, advisory, and underwriting fees and commissions	RIADC888	0	5.d.2.
3. Fees and commissions from annuity sales	RIADC887	0	5.d.3.
4. Underwriting income from insurance and reinsurance activities	RIADC386	0	5.d.4.
5. Income from other insurance activities	RIADC387	0	5.d.5.
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	29,327	5.f.
g. Net securitization income	RIADB493	0	5.g.
h. Not applicable			5.h.
i. Net gains (losses) on sales of loans and leases	RIAD5416	4,486	5.i.
j. Net gains (losses) on sales of other real estate owned	RIAD5415	0	5.j.
k. Net gains (losses) on sales of other assets (excluding securities)	RIADB496	3	5.k.
l. Other noninterest income	RIADB497	48	5.l.
m. Total noninterest income	RIAD4079	34,111	5.m.
6. Not available			6.
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale securities	RIAD3196	-53	6.b.
7. Noninterest expense:			7.
a. Salaries and employee benefits	RIAD4135	44,710	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	15,318	7.b.
c. Not available			7.c.
1. Goodwill impairment losses	RIADC216	0	7.c.1.
2. Amortization expense and impairment losses for other intangible assets	RIADC232	73	7.c.2.
d. Other noninterest expense	RIAD4092	39,729	7.d.
e. Total noninterest expense	RIAD4093	99,830	7.e.
8. Income (loss) before income taxes and extraordinary items and other adjustments	RIAD4301	-76,927	8.
9. Applicable income taxes (on item 8)	RIAD4302	-6,228	9.
10. Income (loss) before extraordinary items and other adjustments	RIAD4300	-70,699	10.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	5

Dollar amounts in thousands
11. Extraordinary items and other adjustments, net of income taxes	RIAD4320	0	11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	RIADG104	-70,699	12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	RIADG103	0	13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	RIAD4340	-70,699	14.
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	0	M.1.
2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)	RIAD8431	0	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	0	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	0	M.4.
5. Number of full-time equivalent employees at end of current period	RIAD4150	351	M.5.
6. Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))	RIAD4024	0	M.6.
7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank’s acquisition	RIAD9106	0	M.7.
8. Trading revenue (from cash instruments and derivative instruments):			M.8.
a. Interest rate exposures	RIAD8757	NR	M.8.a.
b. Foreign exchange exposures	RIAD8758	NR	M.8.b.
c. Equity security and index exposures	RIAD8759	NR	M.8.c.
d. Commodity and other exposures	RIAD8760	NR	M.8.d.
e. Credit exposures	RIADF186	NR	M.8.e.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:			M.9.
a. Net gains (losses) on credit derivatives held for trading	RIADC889	0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	0	M.9.b.
10. Credit losses on derivatives	RIADA251	0	M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	No	M.11.
12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a))	RIADF228	NR	M.12.
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:			M.13.
a. Net gains (losses) on assets	RIADF551	NR	M.13.a.
1. Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	NR	M.13.a.1.
b. Net gains (losses) on liabilities	RIADF553	NR	M.13.b.
1. Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	NR	M.13.b.1.
Schedule RI-A — Changes in Bank Equity Capital

Dollar amounts in thousands
1. Total bank equity capital most recently reported for the December 31, 2008, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	915,690	1.
2. Restatements due to corrections of material accounting errors and changes in accounting principles	RIADB507	0	2.
3. Balance end of previous calendar year as restated	RIADB508	915,690	3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIAD4340	-70,699	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	2,678	5.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	6

Dollar amounts in thousands
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	0	7.
8. Cash dividends declared on preferred stock	RIAD4470	0	8.
9. Cash dividends declared on common stock	RIAD4460	0	9.
10. Other comprehensive income	RIADB511	656	10.
11. Other transactions with parent holding company (not included in items 5, 6, 8, or 9 above)	RIAD4415	20,000	11.
12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	868,325	12.
Schedule RI-B Part I — Charge-offs and Recoveries on Loans and Leases

	(Column A) Charge-offs		(Column B) Recoveries
Dollar amounts in thousands	Calendar year-to-date		Calendar year-to-date
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans	RIADC891	0	RIADC892	0	1.a.1.
2. Other construction loans and all land development and other land loans	RIADC893	78,655	RIADC894	0	1.a.2.
b. Secured by farmland	RIAD3584	0	RIAD3585	0	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	0	RIAD5412	0	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RIADC234	0	RIADC217	0	1.c.2.a.
b. Secured by junior liens	RIADC235	0	RIADC218	0	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RIAD3588	1,970	RIAD3589	0	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	0	RIADC896	0	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RIADC897	11,392	RIADC898	0	1.e.2.
2. Loans to depository institutions and acceptances of other banks	RIAD4481	0	RIAD4482	0	2.
3. Not applicable					3.
4. Commercial and industrial loans	RIAD4638	24,456	RIAD4608	0	4.
5. Loans to individuals for household, family, and other personal expenditures:					5.
a. Credit cards	RIADB514	0	RIADB515	0	5.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB516	0	RIADB517	0	5.b.
6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	6.
7. All other loans	RIAD4644	0	RIAD4628	0	7.
8. Lease financing receivables	RIAD4266	0	RIAD4267	0	8.
9. Total	RIAD4635	116,473	RIAD4605	0	9.
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIAD5409	0	RIAD5410	0	M.1.
2. Not available					M.2.
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.a.
b. Loans to and acceptances of foreign banks (included in Schedule RI-B, part I, item 2, above)	RIAD4654	0	RIAD4664	0	M.2.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 4, above)	RIAD4646	0	RIAD4618	0	M.2.c.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	7

	(Column A) Charge-offs		(Column B) Recoveries
Dollar amounts in thousands	Calendar year-to-date		Calendar year-to-date
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RI-B, part I, item 8, above)	RIADF185	0	RIADF187	0	M.2.d.
3. Loans to finance agricultural production and other loans to farmers (included in Schedule RI-B, part I, item 7, above)	RIAD4655	0	RIAD4665	0	M.3.
Schedule RI-B Part I — Charge-offs and Recoveries on Loans and Leases

Dollar amounts in thousands
4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)	RIADC388	NR	M.4.
Schedule RI-B Part II — Changes in Allowance for Loan and Lease Losses

Dollar amounts in thousands
1. Balance most recently reported for the December 31, 2008, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	55,600	1.
2. Recoveries	RIAD4605	0	2.
3. Charge-offs	RIADC079	103,461	3.
4. Write-downs arising from transfers of loans to a held-for-sale account	RIAD5523	13,012	4.
5. Provision for loan and lease losses	RIAD4230	213,381	5.
6. Adjustments	RIADC233	0	6.
7. Balance end of current period	RIAD3123	152,508	7.
1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	RIADC435	0	M.1.
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges.	RIADC389	NR	M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	RIADC390	NR	M.3.
4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with AICPA Statement of Position 03-3 (included in Schedule RI-B, part II, item 7, above)	RIADC781	0	M.4.
Schedule RI-E — Explanations

Dollar amounts in thousands
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.l:			1.
a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	0	1.b.
c. Income and fees from automated teller machines (ATMs)	RIADC016	0	1.c.
d. Rent and other income from other real estate owned	RIAD4042	0	1.d.
e. Safe deposit box rent	RIADC015	0	1.e.
f. Net change in the fair values of financial instruments accounted for under a fair value option	RIADF229	0	1.f.
g. Bank card and credit card interchange fees	RIADF555	0	1.g.
h. Gains on bargain purchases	RIADJ447	0	1.h.
i. Disclose component and the dollar amount of that component:			1.i.
1. Describe component	TEXT4461	Income on investment	1.i.1.
2. Amount of component	RIAD4461	547	1.i.2.
j. Disclose component and the dollar amount of that component:			1.j.
1. Describe component	TEXT4462	FX currency gain/loss	1.j.1.
2. Amount of component	RIAD4462	2,809	1.j.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	8

Dollar amounts in thousands
k. Disclose component and the dollar amount of that component:			1.k.
1. Describe component	TEXT4463	click here for value	1.k.1.
2. Amount of component	RIAD4463	-3,425	1.k.2.
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d:			2.
a. Data processing expenses	RIADC017	0	2.a.
b. Advertising and marketing expenses	RIAD0497	2,197	2.b
c. Directors’ fees	RIAD4136	0	2.c.
d. Printing, stationery, and supplies	RIADC018	0	2.d.
e. Postage	RIAD8403	0	2.e.
f. Legal fees and expenses	RIAD4141	0	2.f
g. FDIC deposit insurance assessments	RIAD4146	CONF	2.g
h. Accounting and auditing expenses	RIADF556	0	2.h.
i. Consulting and advisory expenses	RIADF557	1,380	2.i.
j. Automated teller machine (ATM) and interchange expenses	RIADF558	0	2.j.
k. Telecommunications expenses	RIADF559	1,613	2.k.
l. Disclose component and the dollar amount of that component:			2.l.
1. Describe component	TEXT4464	click here for value	2.l.1.
2. Amount of component	RIAD4464	14,624	2.I.2.
m. Disclose component and the dollar amount of that component:			2.m.
1. Describe component	TEXT4467	click here for value	2.m.1.
2. Amount of component	RIAD4467	3,704	2.m.2.
n. Disclose component and the dollar amount of that component:			2.n.
1. Describe component	TEXT4468		2.n.1.
2. Amount of component	RIAD4468	0	2.n.2.
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11):			3.
a. Disclose component, the gross dollar amount of that component, and its related income tax:			3.a.
1. Describe component	TEXT4469		3.a.1.
2. Amount of component	RIAD4469	0	3.a.2.
3. Applicable income tax effect	RIAD4486	0	3.a.3.
b. Disclose component, the gross dollar amount of that component, and its related income tax:			3.b.
1. Describe component	TEXT4487		3.b.1.
2. Amount of component	RIAD4487	0	3.b.2.
3. Applicable income tax effect	RIAD4488	0	3.b.3.
c. Disclose component, the gross dollar amount of that component, and its related income tax:			3.c.
1. Describe component	TEXT4489		3.c.1.
2. Amount of component	RIAD4489	0	3.c.2.
3. Applicable income tax effect	RIAD4491	0	3.c.3.
4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2):			4.
a. Cummulative effect of the initial application of FSP FAS 115-2 on other-than-temporary impairment	RIADG894	0	4.a.
b. Disclose component and the dollar amount of that component:			4.b.
1. Describe component	TEXTB527		4.b.1.
2. Amount of component	RIADB527	0	4.b.2
5. Other transactions with parent holding company (from Schedule RI-A, item 11):			5.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	9

Dollar amounts in thousands
a. Disclose component and the dollar amount of that component:			5.a.
1. Describe component	TEXT4498	click here for value
			5.a.1.
2. Amount of component	RIAD4498	20,000	5.a.2.
b. Disclose component and the dollar amount of that component:			5.b.
1. Describe component	TEXT4499		5.b.1.
2. Amount of component	RIAD4499	0	5.b.2.
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6):			6.
a. Disclose component and the dollar amount of that component:			6.a.
1. Describe component	TEXT4521		6.a.1.
2. Amount of component	RIAD4521	0	6.a.2.
b. Disclose component and the dollar amount of that component:			6.b.
1. Describe component	TEXT4522		6.b.1.
2. Amount of component	RIAD4522	0	6.b.2.
7. Other explanations:			7.
a. Comments?	RIAD4769	No	7.a.
b. Other explanations	TEXT4769		7.b.
(TEXT4463) Gain/Loss on derivatives
(TEXT4464) Intercompany loan sourcing fees
(TEXT4467) Provision for off-balance sheet
(TEXT4498) Capital contribution from parent
Schedule RC — Balance Sheet

Dollar amounts in thousands
1. Cash and balances due from depository institutions (from Schedule RC-A):			1.
a. Noninterest-bearing balances and currency and coin	RCON0081	117,081	1.a.
b. Interest-bearing balances	RCON0071	118,861	1.b.
2. Securities:			2.
a. Held-to-maturity securities (from Schedule RC-B, column A)	RCON1754	711,981	2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)	RCON1773	1,017,898	2.b
3. Federal funds sold and securities purchased under agreements to resell:			3.
a. Federal funds sold	RCONB987	0	3.a.
b. Securities purchased under agreements to resell	RCONB989	0	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			4.
a. Loans and leases held for sale	RCON5369	0	4.a.
b. Loans and leases, net of unearned income	RCONB528	3,511,247	4.b.
c. LESS: Allowance for loan and lease losses	RCON3123	152,508	4.c.
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)	RCONB529	3,358,739	4.d.
5. Trading assets (from Schedule RC-D)	RCON3545	0	5.
6. Premises and fixed assets (including capitalized leases)	RCON2145	15,168	6.
7. Other real estate owned (from Schedule RC-M)	RCON2150	0	7.
8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)	RCON2130	0	8.
9. Direct and indirect investments in real estate ventures	RCON3656	0	9.
10. Intangible assets:			10.
a. Goodwill	RCON3163	173,135	10.a.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	10

Dollar amounts in thousands
b. Other intangible assets (from Schedule RC-M)	RCON0426	216	10.b.
11. Other assets (from Schedule RC-F)	RCON2160	164,275	11.
12. Total assets (sum of items 1 through 11)	RCON2170	5,677,354	12.
13. Deposits:			13.
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)	RCON2200	4,483,983	13.a.
1. Noninterest-bearing	RCON6631	104	13.a.1.
2. Interest-bearing	RCON6636	4,483,879	13.a.2.
b. Not applicable			13.b.
14. Federal funds purchased and securities sold under agreements to repurchase:			14.
a. Federal funds purchased	RCONB993	0	14.a.
b. Securities sold under agreements to repurchase	RCONB995	0	14.b.
15. Trading liabilities (from Schedule RC-D)	RCON3548	0	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCON3190	200,000	16.
17. Not applicable			17.
18. Not applicable			18.
19. Subordinated notes and debentures	RCON3200	0	19.
20. Other liabilities (from Schedule RC-G)	RCON2930	125,046	20.
21. Total liabilities (sum of items 13 through 20)	RCON2948	4,809,029	21.
22. Not applicable			22.
23. Perpetual preferred stock and related surplus	RCON3838	0	23.
24. Common stock	RCON3230	921,000	24.
25. Surplus (exclude all surplus related to preferred stock)	RCON3839	23,876	25.
26. Not available			26.
a. Retained earnings	RCON3632	-79,188	26.a.
b. Accumulated other comprehensive income	RCONB530	2,637	26.b.
c. Other equity capital components	RCONA130	0	26.c.
27. Not available			27.
a. Total bank equity capital (sum of items 23 through 26.c)	RCON3210	868,325	27.a.
b. Noncontrollng (minority) interests in consolidated subsidiaries	RCON3000	0	27.b.
28. Total equity capital (sum of items 27.a and 27.b)	RCONG105	868,325	28.
29. Total liabilities and equity capital (sum of items 21 and 28)	RCON3300	5,677,354	29.
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2008
	RCON6724	NR	M.1.
2. Bank’s fiscal year-end date	RCON8678	NR	M.2.
Schedule RC-A — Cash and Balances Due From Depository Institutions

Dollar amounts in thousands
1. Cash items in process of collection, unposted debits, and currency and coin:			1.
a. Cash items in process of collection and unposted debits	RCON0020	0	1.a.
b. Currency and coin	RCON0080	344	1.b.
2. Balances due from depository institutions in the U.S:			2.
a. U.S. branches and agencies of foreign banks	RCON0083	0	2.a.
b. Other commercial banks in the U.S. and other depository institutions in the U.S.	RCON0085	117,036	2.b.
3. Balances due from banks in foreign countries and foreign central banks:			3.
a. Foreign branches of other U.S. banks	RCON0073	0	3.a.
b. Other banks in foreign countries and foreign central banks	RCON0074	0	3.b.
4. Balances due from Federal Reserve Banks	RCON0090	118,562	4.
5. Total	RCON0010	235,942	5.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	11
Schedule RC-B — Securities

	(Column A)	(Column B)	(Column C)	(Column D)
	Held-to-maturity	Held-to-maturity	Available-for-sale	Available-for-sale
Dollar amounts in thousands	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	RCON0211	RCON0213	RCON1286	RCON1287
1. U.S. Treasury securities	0	0	0	0	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities):					2.
	RCON1289	RCON1290	RCON1291	RCON1293
a. Issued by U.S. Government agencies	0	0	0	0	2.a.
	RCON1294	RCON1295	RCON1297	RCON1298
b. Issued by U.S. Government-sponsored agencies	169,977	169,977	326,593	324,997	2.b.
	RCON8496	RCON8497	RCON8498	RCON8499
3. Securities issued by states and political subdivisions in the U.S.	0	0	0	0	3.
4. Mortgage-backed securities (MBS):					4.
a. Residential mortgage pass-through securities:					4.a.
	RCONG300	RCONG301	RCONG302	RCONG303
1. Guaranteed by GNMA	0	0	105,057	105,124	4.a.1.
	RCONG304	RCONG305	RCONG306	RCONG307
2. Issued by FNMA and FHLMC	0	0	178,933	181,947	4.a.2.
	RCONG308	RCONG309	RCONG310	RCONG311
3. Other pass-through securities	0	0	0	0	4.a.3.
b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):					4.b.
	RCONG312	RCONG313	RCONG314	RCONG315
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	0	0	128,863	131,320	4.b.1.
2. Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG316	RCONG317	RCONG318	RCONG319
	0	0	0	0	4.b.2.
	RCONG320	RCONG321	RCONG322	RCONG323
3. All other residential MBS	0	0	152,852	153,214	4.b.3.
c. Commercial MBS:					4.c.
	RCONG324	RCONG325	RCONG326	RCONG327
1. Commercial mortgage pass-through securities	0	0	0	0	4.c.1.
	RCONG328	RCONG329	RCONG330	RCONG331
2. Other commercial MBS	242,078	262,181	0	0	4.c.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	12

	(Column A)	(Column B)	(Column C)	(Column D)
	Held-to-maturity	Held-to-maturity	Available-for-sale	Available-for-sale
Dollar amounts in thousands	Amortized Cost	Fair Value	Amortized Cost	Fair Value
5. Asset-backed securities and structured financial products:					5.
	RCONC026	RCONC988	RCONC989	RCONC027
a. Asset-backed securities (ABS)	0	0	0	0	5.a.
b. Structured financial products:					5.b.
	RCONG336	RCONG337	RCONG338	RCONG339
1. Cash	0	0	0	0	5.b.1.
	RCONG340	RCONG341	RCONG342	RCONG343
2. Synthetic	0	0	0	0	5.b.2.
	RCONG344	RCONG345	RCONG346	RCONG347
3. Hybrid	0	0	0	0	5.b.3.
6. Other debt securities:					6.
	RCON1737	RCON1738	RCON1739	RCON1741
a. Other domestic debt securities	299,926	299,926	4,996	5,162	6.a.
	RCON1742	RCON1743	RCON1744	RCON1746
b. Foreign debt securities	0	0	0	0	6.b.
7. Investments in mutual funds and other equity securities with readily determinable fair values			RCONA510	RCONA511
			116,134	116,134	7.
	RCON1754	RCON1771	RCON1772	RCON1773
8. Total	711,981	732,084	1,013,428	1,017,898	8.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100 Last Updated on 2/25/2010	Quarter End Date 12/31/2009 13
Schedule RC-B — Securities

Dollar amounts in thousands
1. Pledged securities	RCON0416	1,211,392	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):			M.2.
a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:
			M.2.a.
1. Three months or less	RCONA549	544,910	M.2.a.1.
2. Over three months through 12 months	RCONA550	0	M.2.a.2.
3. Over one year through three years	RCONA551	69,738	M.2.a.3.
4. Over three years through five years	RCONA552	112,440	M.2.a.4.
5. Over five years through 15 years	RCONA553	72,974	M.2.a.5.
6. Over 15 years	RCONA554	0	M.2.a.6.
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCONA555	0	M.2.b.1.
2. Over three months through 12 months	RCONA556	5,536	M.2.b.2.
3. Over one year through three years	RCONA557	0	M.2.b.3.
4. Over three years through five years	RCONA558	100,332	M.2.b.4.
5. Over five years through 15 years	RCONA559	100,656	M.2.b.5.
6. Over 15 years	RCONA560	80,547	M.2.b.6.
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:			M.2.c.
1. Three years or less	RCONA561	423,545	M.2.c.1.
2. Over three years	RCONA562	103,067	M.2.c.2.
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCONA248	544,910	M.2.d.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCON1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			M.4.
a. Amortized cost	RCON8782	55,795	M.4.a.
b. Fair value	RCON8783	55,523	M.4.b.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 2/25/2010	FFIEC 041 Quarter End Date 12/31/2009 14
Schedule RC-B — Securities

	(Column A)	(Column B)	(Column C)	(Column D)
	Held-to-maturity	Held-to-maturity	Available-for-sale	Available-for-sale
Dollar amounts in thousands	Amortized Cost	Fair Value	Amortized Cost	Fair Value
5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):					M.5.
	RCONB838	RCONB839	RCONB840	RCONB841
a. Credit card receivables	0	0	0	0	M.5.a.
	RCONB842	RCONB843	RCONB844	RCONB845
b. Home equity lines	0	0	0	0	M.5.b.
	RCONB846	RCONB847	RCONB848	RCONB849
c. Automobile loans	0	0	0	0	M.5.c.
	RCONB850	RCONB851	RCONB852	RCONB853
d. Other consumer loans	0	0	0	0	M.5.d.
	RCONB854	RCONB855	RCONB856	RCONB857
e. Commercial and industrial loans	0	0	0	0	M.5.e.
	RCONB858	RCONB859	RCONB860	RCONB861
f. Other	0	0	0	0	M.5.f.
6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B, sum of items 5.b(1) through(3)):					M.6.
a. Trust preferred securities issued by financial institutions	RCONG348	RCONG349	RCONG350	RCONG351
	0	0	0	0	M.6.a.
b. Trust preferred securities issued by real estate investment trusts	RCONG352	RCONG353	RCONG354	RCONG355
	0	0	0	0	M.6.b.
	RCONG356	RCONG357	RCONG358	RCONG359
c. Corporate and similar loans	0	0	0	0	M.6.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCONG360	RCONG361	RCONG362	RCONG363
	0	0	0	0	M.6.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCONG364	RCONG365	RCONG366	RCONG367
	0	0	0	0	M.6.e.
f. Diversified (mixed) pools of structured financial products	RCONG368	RCONG369	RCONG370	RCONG371
	0	0	0	0	M.6.f.
	RCONG372	RCONG373	RCONG374	RCONG375
g. Other collateral or reference assets	0	0	0	0	M.6.g.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	15
Schedule RC-C Part I — Loans and Leases

	(Column A) To Be
	Completed by Banks
	with $300 Million or More		(Column B) To Be
Dollar amounts in thousands	in Total Assets		Completed by All Banks
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans			RCONF158	0	1.a.1.
2. Other construction loans and all land development and other land loans			RCONF159	376,471	1.a.2.
b. Secured by farmland (including farm residential and other improvements)			RCON1420	0	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCON1797	0	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens			RCON5367	0	1.c.2.a.
b. Secured by junior liens			RCON5368	0	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties			RCON1460	105,550	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties			RCONF160	0	1.e.1.
2. Loans secured by other nonfarm nonresidential properties			RCONF161	960,346	1.e.2.
2. Loans to depository institutions and acceptances of other banks			RCON1288	0	2.
a. To commercial banks in the U.S.:					2.a.
1. To U.S. branches and agencies of foreign banks	RCONB532	0			2.a.1.
2. To other commercial banks in the U.S	RCONB533	0			2.a.2.
b. To other depository institutions in the U.S	RCONB534	0			2.b.
c. To banks in foreign countries:					2.c.
1. To foreign branches of other U.S. banks	RCONB536	0			2.c.1.
2. To other banks in foreign countries	RCONB537	0			2.c.2.
3. Loans to finance agricultural production and other loans to farmers			RCON1590	0	3.
4. Commercial and industrial loans			RCON1766	1,212,372	4.
a. To U.S. addressees (domicile)	RCON1763	1,172,674			4.a.
b. To non-U.S. addressees (domicile)	RCON1764	39,698			4.b.
5. Not applicable					5.
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.
a. Credit cards			RCONB538	0	6.a.
b. Other revolving credit plans			RCONB539	0	6.b.
c. Other consumer loans (includes single payment, installment, and all student loans)			RCON2011	0	6.c.
7. Loans to foreign governments and official institutions (including foreign central banks)			RCON2081	0	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S			RCON2107	0	8.
9. Other loans			RCON1563	856,508	9.
a. Loans for purchasing or carrying securities (secured and unsecured)	RCON1545	32,290			9.a.
b. All other loans (exclude consumer loans)	RCON1564	824,218			9.b.
10. Lease financing receivables (net of unearned income)			RCON2165	0	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCONF162	0			10.a.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	16

	(Column A) To Be
	Completed by Banks
	with $300 Million or More		(Column B) To Be
Dollar amounts in thousands	in Total Assets		Completed by All Banks
b. All other leases	RCONF163	0			10.b.
11. Any unearned income on loans reflected in items 1-9 above			RCON2123	0	11.
12. Total loans and leases, net of unearned income			RCON2122	3,511,247	12.
Schedule RC-C Part I — Loans and Leases

Dollar amounts in thousands
1. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):			M.1.
a. Loans secured by 1-4 family residential properties	RCONF576	0	M.1.a.
b. Other loans and all leases (exclude loans to individuals for household, family, and other personal expenditures)	RCON1616	0	M.1.b.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			M.2.
a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:
			M.2.a.
1. Three months or less	RCONA564	0	M.2.a.1.
2. Over three months through 12 months	RCONA565	0	M.2.a.2.
3. Over one year through three years	RCONA566	0	M.2.a.3.
4. Over three years through five years	RCONA567	0	M.2.a.4.
5. Over five years through 15 years	RCONA568	0	M.2.a.5.
6. Over 15 years	RCONA569	0	M.2.a.6.
b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:
			M.2.b.
1. Three months or less	RCONA570	3,224,636	M.2.b.1.
2. Over three months through 12 months	RCONA571	52,260	M.2.b.2.
3. Over one year through three years	RCONA572	36,924	M.2.b.3.
4. Over three years through five years	RCONA573	15,345	M.2.b.4.
5. Over five years through 15 years	RCONA574	14,430	M.2.b.5.
6. Over 15 years	RCONA575	0	M.2.b.6.
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCONA247	1,095,220	M.2.c.
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column B	RCON2746	824,218	M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	0	M.4.
5. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, items 1.a through 1.e, column B)	RCONB837	0	M.5.
6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a	RCONC391	NR	M.6.
7. Purchased impaired loans held for investment accounted for in accordance with AICPA Statement of Position 03-3 (exclude loans held for sale):			M.7.
a. Outstanding balance	RCONC779	13,330	M.7.a.
b. Carrying amount included in Schedule RC-C, part I, items 1 through 9	RCONC780	12,366	M.7.b.
8. Closed-end loans with negative amortization features secured by 1-4 family residential properties:			M.8.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	17

Dollar amounts in thousands
a. Total carrying amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and 1.c.(2)(b))	RCONF230	0	M.8.a.
b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties	RCONF231	NR	M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the carrying amount reported in Memorandum item 8.a above	RCONF232	NR	M.8.c.
9. Loans secured by 1-4 family residential properties in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	0	M.9.
10. Loans measured at fair value (included in Schedule RC-C, part I, items 1 through 9):			M.10.
a. Loans secured by real estate:			M.10.a.
1. Construction, land development, and other land loans	RCONF578	NR	M.10.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF579	NR	M.10.a.2.
3. Secured by 1-4 family residential properties:			M.10.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF580	NR	M.10.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			M.10.a.3.b.
1. Secured by first liens	RCONF581	NR	M.10.a.3.b.1.
2. Secured by junior liens	RCONF582	NR	M.10.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF583	NR	M.10.a.4.
5. Secured by nonfarm nonresidential properties	RCONF584	NR	M.10.a.5.
b. Commercial and industrial loans	RCONF585	NR	M.10.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			M.10.c.
1. Credit cards	RCONF586	NR	M.10.c.1.
2. Other revolving credit plans	RCONF587	NR	M.10.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCONF588	NR	M.10.c.3.
d. Other loans	RCONF589	NR	M.10.d.
11. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, part I, Memorandum item 10):			M.11.
a. Loans secured by real estate:			M.11.a.
1. Construction, and land development, and other land loans	RCONF590	NR	M.11.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF591	NR	M.11.a.2.
3. Secured by 1-4 family residential properties:			M.11.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF592	NR	M.11.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			M.11.a.3.b.
1. Secured by first liens	RCONF593	NR	M.11.a.3.b.1.
2. Secured by junior liens	RCONF594	NR	M.11.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF595	NR	M.11.a.4.
5. Secured by nonfarm nonresidential properties	RCONF596	NR	M.11.a.5.
b. Commercial and industrial loans	RCONF597	NR	M.11.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			M.11.c.
1. Credit cards	RCONF598	NR	M.11.c.1.
2. Other revolving credit plans	RCONF599	NR	M.11.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCONF600	NR	M.11.c.3.
d. Other loans	RCONF601	NR	M.11.d.

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Schedule RC-C Part I — Loans and Leases

(Column C) Best
		(Column B)	estimate at
	(Column A) Fair	Gross	acquisition date
	value of	contractual	of contractual
	acquired loans	amounts	cash flows not
	and leases at	receivable at	expected to be
Dollar amounts in thousands	acquisition date	acquisition date	collected
12. Loans (not subject to the requirements of AICPA Statement of Position 03-3) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:
M.12.
	RCONG091	RCONG092	RCONG093
a. Loans secured by real estate	0	0	0	M.12.a.
	RCONG094	RCONG095	RCONG096
b. Commercial and industrial loans	0	0	0	M.12.b.
c. Loans to individuals for household,	RCONG097	RCONG098	RCONG099
family, and other personal expenditures	0	0	0	M.12.c.
	RCONG100	RCONG101	RCONG102
d. All other loans and all leases	0	0	0	M.12.d.
Schedule RC-C Part I — Loans and Leases

Dollar amounts in thousands
13. Construction, land development, and other land loans in domestic offices with interest reserves:			M.13.
a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B)	RCONG376	NR	M.13.a.
b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(a)(2))
	RIADG377	NR	M.13.b.
14. Pledged loans and leases	RCONG378	0	M.14.
Schedule RC-C Part II — Loans to Small Businesses and Small Farms

Dollar amounts in thousands
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” reported in Schedule RC-C, part
	RCON6999	NR
I, item 4, have original amounts of $100,000 or less			1.
2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			2.
a. “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2)	RCON5562	NR	2.a.
b. “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4	RCON5563	NR	2.b.
Schedule RC-C Part II — Loans to Small Businesses and Small Farms

(Column B) Amount
Dollar amounts in thousands	(Column A) Number of Loans		Currently Outstanding
3. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2):					3.
a. With original amounts of $100,000 or less	RCON5564	NR	RCON5565	NR	3.a.
b. With original amounts of more than $100,000 through $250,000	RCON5566	NR	RCON5567	NR	3.b.

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	(Column A) Number of		(Column B) Amount
Dollar amounts in thousands	Loans		Currently Outstanding
c. With original amounts of more than $250,000 through $1,000,000	RCON5568	NR	RCON5569	NR	3.c.
4. Number and amount currently outstanding of “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4:					4.
a. With original amounts of $100,000 or less	RCON5570	NR	RCON5571	NR	4.a.
b. With original amounts of more than $100,000 through $250,000	RCON5572	NR	RCON5573	NR	4.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5574	NR	RCON5575	NR	4.c.
Schedule RC-C Part II — Loans to Small Businesses and Small Farms

Dollar amounts in thousands
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3, have original amounts of $100,000 or less	RCON6860	NR	5.
6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			6.
a. “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b	RCON5576	NR	6.a.
b. “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3	RCON5577	NR	6.b.
Schedule RC-C Part II — Loans to Small Businesses and Small Farms

	(Column A) Number of		(Column B) Amount
Dollar amounts in thousands	Loans		Currently Outstanding
7. Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b:					7.
a. With original amounts of $100,000 or less	RCON5578	NR	RCON5579	NR	7.a.
b. With original amounts of more than $100,000 through $250,000	RCON5580	NR	RCON5581	NR	7.b.
c. With original amounts of more than $250,000 through $500,000	RCON5582	NR	RCON5583	NR	7.c.
8. Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3:					8.
a. With original amounts of $100,000 or less	RCON5584	NR	RCON5585	NR	8.a.
b. With original amounts of more than $100,000 through $250,000	RCON5586	NR	RCON5587	NR	8.b.
c. With original amounts of more than $250,000 through $500,000	RCON5588	NR	RCON5589	NR	8.c.
Schedule RC-D — Trading Assets and Liabilities

Dollar amounts in thousands
1. U.S. Treasury securities	RCON3531	NR	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON3532	NR	2.
3. Securities issued by states and political subdivisions in the U.S	RCON3533	NR	3.
4. Mortgage-backed securities (MBS):			4.
a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG379	NR	4.a.
b. Other residential MBS issued or guaranteed by FNMA, FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS)	RCONG380	NR	4.b.
c. All other residential MBS	RCONG381	NR	4.c.
d. Commercial MBS	RCONG382	NR	4.d.

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Dollar amounts in thousands
5. Other debt securities:			5.
a. Structured financial products:			5.a.
1. Cash	RCONG383	NR	5.a.1.
2. Synthetic	RCONG384	NR	5.a.2.
3. Hybrid	RCONG385	NR	5.a.3.
b. All other debt securities	RCONG386	NR	5.b.
6. Loans:			6.
a. Loans secured by real estate:			6.a.
1. Construction, land development, and other land loans	RCONF604	NR	6.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF605	NR	6.a.2.
3. Secured by 1-4 family residential properties:			6.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF606	NR	6.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			6.a.3.b.
1. Secured by first liens	RCONF607	NR	6.a.3.b.1.
2. Secured by junior liens	RCONF611	NR	6.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF612	NR	6.a.4.
5. Secured by nonfarm nonresidential properties	RCONF613	NR	6.a.5.
b. Commercial and industrial loans	RCONF614	NR	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			6.c.
1. Credit cards	RCONF615	NR	6.c.1.
2. Other revolving credit plans	RCONF616	NR	6.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCONF617	NR	6.c.3.
d. Other loans	RCONF618	NR	6.d.
7. Not applicable			7.
8. Not applicable			8.
9. Other trading assets	RCON3541	NR	9.
10. Not applicable			10.
11. Derivatives with a positive fair value	RCON3543	0	11.
12. Total trading assets	RCON3545	0	12.
13. Not available			13.
a. Liability for short positions	RCON3546	NR	13.a.
b. Other trading liabilities	RCONF624	NR	13.b.
14. Derivatives with a negative fair value	RCON3547	0	14.
15. Total trading liabilities	RCON3548	0	15.
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a.(1) through 6.d):			M.1.
a. Loans secured by real estate:			M.1.a.
1. Construction, land development, and other land loans	RCONF625	NR	M.1.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF626	NR	M.1.a.2.
3. Secured by 1-4 family residential properties:			M.1.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF627	NR	M.1.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			M.1.a.3.b.
1. Secured by first liens	RCONF628	NR	M.1.a.3.b.1.
2. Secured by junior liens	RCONF629	NR	M.1.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF630	NR	M.1.a.4.
5. Secured by nonfarm nonresidential properties	RCONF631	NR	M.1.a.5.
b. Commercial and industrial loans	RCONF632	NR	M.1.b.

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Dollar amounts in thousands
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			M.1.c.
1. Credit cards	RCONF633	NR	M.1.c.1.
2. Other revolving credit plans	RCONF634	NR	M.1.c.2.
3. Other consumer loans (includes single payment, installment, and all student loans)	RCONF635	NR	M.1.c.3.
d. Other loans	RCONF636	NR	M.1.d.
2. Loans measured at fair value that are past due 90 days or more:			M.2.
a. Fair value	RCONF639	NR	M.2.a.
b. Unpaid principal balance	RCONF640	NR	M.2.b.
3. Structured financial products by underlying collateral or reference assets (sum of Memorandum items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)):			M.3.
a. Trust preferred securities issued by financial institutions	RCONG299	NR	M.3.a.
b. Trust preferred securities issued by real estate investment trusts	RCONG332	NR	M.3.b.
c. Corporate and similar loans	RCONG333	NR	M.3.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCONG334	NR	M.3.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCONG335	NR	M.3.e.
f. Diversified (mixed) pools of structured financial products	RCONG651	NR	M.3.f.
g. Other collateral or reference assets	RCONG652	NR	M.3.g.
4. Pledged trading assets:			M.4.
a. Pledged securities	RCONG387	NR	M.4.a.
b. Pledged loans	RCONG388	NR	M.4.b.
5. Asset-backed securities:			M.5.
a. Credit card receivables	RCONF643	NR	M.5.a.
b. Home equity lines	RCONF644	NR	M.5.b.
c. Automobile loans	RCONF645	NR	M.5.c.
d. Other consumer loans	RCONF646	NR	M.5.d.
e. Commercial and industrial loans	RCONF647	NR	M.5.e.
f. Other	RCONF648	NR	M.5.f.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)	RCONF651	NR	M.6.
7. Equity securities:			M.7.
a. Readily determinable fair values	RCONF652	NR	M.7.a.
b. Other	RCONF653	NR	M.7.b.
8. Loans pending securitization	RCONF654	NR	M.8.
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25% of the item):			M.9.
a. Disclose component and the dollar amount of that component:			M.9.a.
1. Describe component	TEXTF655		M.9.a.1.
2. Amount of component	RCONF655	NR	M.9.a.2.
b. Disclose component and the dollar amount of that component:			M.9.b.
1. Describe component	TEXTF656		M.9.b.1.
2. Amount of component	RCONF656	NR	M.9.b.2.
c. Disclose component and the dollar amount of that component:			M.9.c.
1. Describe component	TEXTF657		M.9.c.1.
2. Amount of component	RCONF657	NR	M.9.c.2.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25% of the item):			M.10.
a. Disclose component and the dollar amount of that component:			M.10.a.
1. Describe component	TEXTF658		M.10.a.1.
2. Amount of component	RCONF658	NR	M.10.a.2.

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Dollar amounts in thousands
b. Disclose component and the dollar amount of that component:			M.10.b.
1. Describe component	TEXTF659		M.10.b.1.
2. Amount of component	RCONF659	NR	M.10.b.2.
c. Disclose component and the dollar amount of that component:			M.10.c.
1. Describe component	TEXTF660		M.10.c.1.
2. Amount of component	RCONF660	NR	M.10.c.2.
Schedule RC-E — Deposit Liabilities

	(Column A)
	Transaction	(Column B)	(Column C)
	Accounts Total	Transaction	Nontransaction
	transaction	Accounts Memo:	Accounts Total
	accounts	Total demand	nontransaction
	(including total	deposits	accounts
	demand	(included in	(including
Dollar amounts in thousands	deposits)	column A)	MMDAs)
Deposits of:
1. Individuals, partnerships, and corporations (include all certified and	RCONB549		RCONB550
official checks)	0		4,483,879	1.
	RCON2202		RCON2520
2. U.S. Government	104		0	2.
3. States and political subdivisions in the U.S.	RCON2203		RCON2530
	0		0	3.
	RCONB551		RCONB552
4. Commercial banks and other depository institutions in the U.S.	0		0	4.
	RCON2213		RCON2236
5. Banks in foreign countries	0		0	5.
	RCON2216		RCON2377
6. Foreign governments and official institutions (including foreign central banks)	0		0	6.
	RCON2215	RCON2210	RCON2385
7. Total	104	104	4,483,879	7.
Schedule RC-E — Deposit Liabilities

Dollar amounts in thousands
1. Selected components of total deposits:			M.1.
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	374,939	M.1.a.
b. Total brokered deposits	RCON2365	0	M.1.b.
c. Fully insured brokered deposits (included in Memorandum item 1.b above):			M.1.c.
1. Brokered deposits issued in denominations of less than $100,000	RCON2343	0	M.1.c.1.
2. Brokered deposits issued in denominations of $100,000 and certain brokered	RCON2344	0	M.1.c.2.
retirement deposit accounts
d. Maturity data for brokered deposits:			M.1.d.
1. Brokered deposits issued in denominations of less than $100,000 with a remaining	RCONA243	0	M.1.d.1.
maturity of one year or less (included in Memorandum item 1 .c.(1) above)
2. Brokered deposits issued in denominations of $100,000 or more with a remaining	RCONA244	0	M.1.d.2.
maturity of one year or less
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.	RCON5590	0	M.1.e.
reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only)
2. Components of total nontransaction accounts:			M.2.

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Dollar amounts in thousands
a. Savings deposits:			M.2.a.
1. Money market deposit accounts (MMDAs)	RCON6810	258,283	M.2.a.1.
2. Other savings deposits (excludes MMDAs)	RCON0352	599,084	M.2.a.2.
b. Total time deposits of less than $100,000	RCON6648	2,129,055	M.2.b.
c. Total time deposits of $100,000 or more	RCON2604	1,497,457	M.2.c.
1. Individual Retirement Accounts (IRAs) and Keogh Plan accounts included in Memorandum item 2.c, “Total time deposits of $100,000 or more,” above	RCONF233	106,282	M.2.c.1.
3.Maturity and repricing data for time deposits of less than $100,000:			M.3.
a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of:			M.3.a.
1. Three months or less	RCONA579	876,555	M.3.a.1.
2. Over three months through 12 months	RCONA580	1,122,570	M.3.a.2.
3. Over one year through three years	RCONA581	118,179	M.3.a.3.
4. Over three years	RCONA582	11,751	M.3.a.4.
b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)	RCONA241	1,999,125	M.3.b.
4.Maturity and repricing data for time deposits of $100,000 or more:			M.4.
a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of:			M.4.a.
1. Three months or less	RCONA584	535,733	M.4.a.1.
2. Over three months through 12 months	RCONA585	837,519	M.4.a.2.
3. Over one year through three years	RCONA586	112,111	M.4.a.3.
4. Over three years	RCONA587	12,094	M.4.a.4.
b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)	RCONA242	1,373,252	M.4.b.
Schedule RC-F — Other Assets

Dollar amounts in thousands
1. Accrued interest receivable	RCONB556	18,258	1.
2. Net deferred tax assets	RCON2148	19,014	2.
3. Interest-only strips receivable (not in the form of a security) on:			3.
a. Mortgage loans	RCONA519	0	3.a.
b. Other financial assets	RCONA520	0	3.b
4. Equity securities that DO NOT have readily determinable fair values	RCON1752	29,553	4.
5. Life insurance assets	RCONC009	0	5.
6. All other assets	RCON2168	97,450	6.
a. Prepaid expenses	RCON2166	0	6 a.
b. Repossessed personal property (including vehicles)	RCON1578	0	6.b.
c. Derivatives with a positive fair value held for purposes other than trading	RCONC010	0	6.c.
d. Retained interests in accrued interest receivable related to securitized credit cards	RCONC436	0	6.d.
e. FDIC loss-sharing indemnification assets	RCONJ448	0	6.e.
f. Prepaid deposit insurance assessments	RCONJ449	CONF	6.f.
g. Disclose component and the dollar amount of that component:			6.g.
1. Describe component	TEXT3549	CRA Investment	6.g.1.
2. Amount of component	RCON3549	25,422	6.g.2.
h. Disclose component and the dollar amount of that component:			6.h.
1. Describe component	TEXT3550	Click here for value	6.h.1.
2. Amount of component	RCON3550	30,235	6.h.2.
i. Disclose component and the dollar amount of that component:			6.i.
1. Describe component	TEXT3551		6.i.1.

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Dollar amounts in thousands
2. Amount of component	RCON3551	0	6.i.2
7. Total	RCON2160	164,275	7.
(TEXT3550) Intercompany receivable
Schedule RC-G — Other Liabilities

Dollar amounts in thousands
1. Not available			1.
a. Interest accrued and unpaid on deposits	RCON3645	24	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)	RCON3646	47,489	1.b.
2. Net deferred tax liabilities	RCON3049	0	2.
3. Allowance for credit losses on off-balance sheet credit exposures	RCONB557	3,800	3.
4. All other liabilities	RCON2938	73,733	4.
a. Accounts payable	RCON3066	0	4.a.
b. Deferred compensation liabilities	RCONC011	0	4.b.
c. Dividends declared but not yet payable	RCON2932	0	4.c.
d. Derivatives with a negative fair value held for purposes other than trading	RCONC012	0	4.d.
e. Disclose component and the dollar amount of that component:			4.e.
1. Describe component	TEXT3552	Click here for value	4.e.1.
2. Amount of component	RCON3552	42,779	4.e.2.
f. Disclose component and the dollar amount of that component:			4.f.
1. Describe component	TEXT3553	Securities trade date clearing	4.f.1.
2. Amount of component	RCON3553	20,245	4.f.2.
g. Disclose component and the dollar amount of that component:			4.g.
1. Describe component	TEXT3554		4.g.1.
2. Amount of component	RCON3554	0	4.a.2.
5. Total	RCON2930	125,046	5.
(TEXT3552) Intercompany payable
Schedule RC-K — Quarterly Averages

Dollar amounts in thousands
1. Interest-bearing balances due from depository institutions	RCON3381	90,894	1.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RCONB558	384,508	2.
3. Mortgage-backed securities	RCONB559	786,550	3.
4. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RCONB560	475,087	4.
5. Federal funds sold and securities purchased under agreements to resell	RCON3365	0	5.
6. Loans:			6.
a. Total loans	RCON3360	3,586,259	6 a.
b. Loans secured by real estate:			6.b.
1. Loans secured by 1-4 family residential properties	RCON3465	0	6.b.1.
2. All other loans secured by real estate	RCON3466	1,430,686	6 b.2.
c. Commercial and industrial loans	RCON3387	1,202,553	6.c.
d. Loans to individuals for household, family, and other personal expenditures:			6.d.
1. Credit cards	RCONB561	0	6.d.1.

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Dollar amounts in thousands
2. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONB562	0	6.d.2.
7. Trading assets	RCON3401	0	7.
8. Lease financing receivables (net of unearned income)	RCON3484	0	8.
9. Total assets	RCON3368	5,629,416	9.
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand deposits)	RCON3485	0	10.
11. Nontransaction accounts:			11.
a. Savings deposits (includes MMDAs)	RCONB563	830,664	11.a.
b. Time deposits of $100,000 or more	RCONA514	1,432,777	11.b.
c. Time deposits of less than $100,000	RCONA529	2,150,364	11.c.
12. Federal funds purchased and securities sold under agreements to repurchase	RCON3353	0	12.
13. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	RCON3355	201,967	13.
1. Loans to finance agricultural production and other loans to farmers	RCON3386	0	M.1.
Schedule RC-L — Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
1. Unused commitments:			1.
a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity lines	RCON3814	0	1.a.
b. Credit card lines	RCON3815	0	1.b.
c. Commercial real estate, construction, and land development:			1.c.
1. Commitments to fund commercial real estate, construction, and land development loans secured by real estate:			1.c.1.
a. 1-4 family residential construction loan commitments	RCONF164	0	1.c.1.a.
b. Commercial real estate, other construction loan, and land development loan commitments	RCONF165	105,874	1.c.1.b.
2. Commitments to fund commercial real estate, construction, and land development loans not secured by real estate	RCON6550	808,981	1.c.2.
d. Securities underwriting	RCON3817	0	1.d.
e. Other unused commitments	RCON3818	0	1.e.
2. Financial standby letters of credit	RCON3819	38,623	2.
a. Amount of financial standby letters of credit conveyed to others	RCON3820	0	2.a.
3. Performance standby letters of credit	RCON3821	0	3.
a. Amount of performance standby letters of credit conveyed to others	RCON3822	0	3.a.
4. Commercial and similar letters of credit	RCON3411	0	4.
5. Not applicable			5.
6. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)	RCON3433	0	6.
Schedule RC-L — Derivatives and Off-Balance Sheet Items

	(Column A) Sold		(Column B) Purchased
Dollar amounts in thousands	Protection		Protection
7. Credit derivatives:					7.
a. Notional amounts:					7.a.
1. Credit default swaps	RCONC968	0	RCONC969	0	7.a.1.
2. Total return swaps	RCONC970	0	RCONC971	0	7.a.2.
3. Credit options	RCONC972	0	RCONC973	0	7.a.3.
4. Other credit derivatives	RCONC974	0	RCONC975	0	7.a.4.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	26

	(Column A) Sold		(Column B) Purchased
Dollar amounts in thousands	Protection		Protection
b. Gross fair values:					7.b.
1. Gross positive fair value	RCONC219	0	RCONC221	0	7.b.1.
2. Gross negative fair value	RCONC220	0	RCONC222	0	7.b.2.
Schedule RC-L — Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
c. Notational amounts by regulatory capital treatment:			7.c.
1. Positions covered under the Market Risk Rule:			7.c.1.
a. Sold protection	RCONG401	0	7.c.1.a.
b. Purchased protection	RCONG402	0	7.c.1.b.
2. All other positions:			7.c.2.
a. Sold protection	RCONG403	0	7.c.2.a.
b. Purchased protection that is recognized as a guarantee for regulatory capital purposes	RCONG404	0	7.c.2.b.
c. Purchased protection that is not recognized as a guarantee for regulatory capital purposes	RCONG405	0	7.c.2.c.
Schedule RC-L — Derivatives and Off-Balance Sheet Items

(Column B)
Remaining
	(Column A)	Maturity of Over	(Column C)
	Remaining	One Year	Remaining
	Maturity of One	Through Five	Maturity of Over
Dollar amounts in thousands	Year or Less	Years	Five Years
d. Notional amounts by remaining maturity:				7.d.
1. Sold credit protection:				7.d.1.
	RCONG406	RCONG407	RCONG408
a. Investment grade	0	0	0	7.d.1.a.
	RCONG409	RCONG410	RCONG411
b. Subinvestment grade	0	0	0	7.d.1.b.

2. Purchased credit protection:				7.d.2.
	RCONG412	RCONG413	RCONG414
a. Investment grade	0	0	0	7.d.2.a.

b. Subinvestment grade	RCONG415	RCONG416	RCONG417
	0	0	0	7.d.2.b.
Schedule RC-L — Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
8. Spot foreign exchange contracts	RCON8765	0	8.
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCON3430	0	9.
a. Securities borrowed	RCON3432	0	9.a.
b. Commitments to purchase when-issued securities	RCON3434	0	9.b.
c. Standby letters of credit issued by a Federal Home Loan Bank on the bank’s behalf	RCONC978	0	9.c.
d. Disclose component and the dollar amount of that component:			9.d.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	27

Dollar amounts in thousands
1. Describe component	TEXT3555		9.d.1.
2. Amount of component	RCON3555	0	9.d. 2.
e. Disclose component and the dollar amount of that component:			9.e.
1. Describe component	TEXT3556		9.e.1.
2. Amount of component	RCON3556	0	9.e.2
f. Disclose component and the dollar amount of that component:			9.f.
1. Describe component	TEXT3557		9.f.1.
2. Amount of component	RCON3557	0	9.f.2.
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCON5591	0	10.
a. Commitments to sell when-issued securities	RCON3435	0	10.a.
b. Disclose component and the dollar amount of that component:			10.b.
1. Describe component	TEXT5592		10.b.1.
2. Amount of component	RCON5592	0	10.b.2.
c. Disclose component and the dollar amount of that component:			10.c.
1. Describe component	TEXT5593		10.c.1.
2. Amount of component	RCON5593	0	10.c.2.
d. Disclose component and the dollar amount of that component:			10.d.
1. Describe component	TEXT5594		10.d.1.
2. Amount of component	RCON5594	0	10.d.2.
e. Disclose component and the dollar amount of that component:			10.e.
1. Describe component	TEXT5595		10.e.1.
2. Amount of component	RCON5595	0	10.e.2.
11. Year-to-date merchant credit card sales volume:			11.
a. Sales for which the reporting bank is the acquiring bank	RCONC223	0	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCONC224	0	11.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	28
Schedule RC-L — Derivatives and Off-Balance Sheet Items

		(Column B) Foreign	(Column C) Equity	(Column D)
	(Column A) Interest	Exchange	Derivative	Commodity and
Dollar amounts in thousands	Rate Contracts	Contracts	Contracts	Other Contracts

12. Gross amounts (e.g., notional amounts):					12.
	RCON8693	RCON8694	RCON8695	RCON8696
a. Futures contracts	0	0	0	0	12.a.
	RCON8697	RCON8698	RCON8699	RCON8700
b. Forward contracts	0	0	0	0	12.b.

c. Exchange-traded option contracts:					12.c.
	RCON8701	RCON8702	RCON8703	RCON8704
1. Written options	0	0	0	0	12.c.1.
	RCON8705	RCON8706	RCON8707	RCON8708
2. Purchased options	0	0	0	0	12.c.2.

d. Over-the-counter option contracts:					12.d.
	RCON8709	RCON8710	RCON8711	RCON8712
1. Written options	0	0	0	0	12.d.1.
	RCON8713	RCON8714	RCON8715	RCON8716
2. Purchased options	0	0	0	0	12.d.2.
	RCON3450	RCON3826	RCON8719	RCON8720
e. Swaps	0	17,138	0	0	12.e.
	RCONA126	RCONA127	RCON8723	RCON8724
13. Total gross notional amount of derivative contracts held for trading	0	0	0	0	13.
14. Total gross notional amount of derivative contracts held for purposes	RCON8725	RCON8726	RCON8727	RCON8728
other than trading	0	17,138	0	0	14.
	RCONA589
a. Interest rate swaps where the bank has agreed to pay a fixed rate	0				14.a.

15. Not available					15.

a. Contracts held for trading:					15.a.
	RCON8733	RCON8734	RCON8735	RCON8736
1. Gross positive fair value	0	0	0	0	15.a.1.
	RCON8737	RCON8738	RCON8739	RCON8740
2. Gross negative fair value	0	0	0	0	15.a.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	29

		(Column B) Foreign	(Column C) Equity	(Column D)
	(Column A) Interest	Exchange	Derivative	Commodity and
Dollar amounts in thousands	Rate Contracts	Contracts	Contracts	Other Contracts

b. Contracts held for purposes other than trading:					15.b.
	RCON8741	RCON8742	RCON8743	RCON8744
1. Gross positive fair value	0	0	0	0	15.b.1.
	RCON8745	RCON8746	RCON8747	RCON8748
2. Gross negative fair value	0	3,425	0	0	15.b.2.
Schedule RC-L — Derivatives and Off-Balance Sheet Items

		(Column B)			(Column E)
	(Column A)	Monoline		(Column D)	Corporations and
	Banks and	Financial	(Column C)	Sovereign	All Other
Dollar amounts in thousands	Securities Firms	Guarantors	Hedge Funds	Governments	Counterparties

16. Over-the counter derivatives:						16.
	RCONG418	RCONG419	RCONG420	RCONG421	RCONG422
a. Net current credit exposure	NR	NR	NR	NR	NR	16.a.

b. Fair value of collateral:						16.b.
	RCONG423	RCONG424	RCONG425	RCONG426	RCONG427
1. Cash — U.S. dollar	NR	NR	NR	NR	NR	16.b.1.
	RCONG428	RCONG429	RCONG430	RCONG431	RCONG432
2. Cash — Other currencies	NR	NR	NR	NR	NR	16.b.2.
	RCONG433	RCONG434	RCONG435	RCONG436	RCONG437
3. U.S. Treasury securities	NR	NR	NR	NR	NR	16.b.3.
	RCONG438	RCONG439	RCONG440	RCONG441	RCONG442
4. U.S. Government agency and U.S. Government-sponsored agency
debt securities	NR	NR	NR	NR	NR	16.b.4.
	RCONG443	RCONG444	RCONG445	RCONG446	RCONG447
5. Corporate bonds	NR	NR	NR	NR	NR	16.b.5.
	RCONG448	RCONG449	RCONG450	RCONG451	RCONG452
6. Equity securities	NR	NR	NR	NR	NR	16.b.6.
	RCONG453	RCONG454	RCONG455	RCONG456	RCONG457
7. All other collateral	NR	NR	NR	NR	NR	16.b.7.
	RCONG458	RCONG459	RCONG460	RCONG461	RCONG462
8. Total fair value of collateral (sum of items 16.b.(1) through (7))	NR	NR	NR	NR	NR	16.b.8.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 2/25/2010	FFIEC 041 Quarter End Date 12/31/2009 30
Schedule RC-M — Memoranda

Dollar amounts in thousands
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:			1.
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCON6164	0	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCON6165	0	1.b.
2. Intangible assets other than goodwill:			2.
a. Mortgage servicing assets	RCON3164	0	2.a.
1. Estimated fair value of mortgage servicing assets	RCONA590	0	2.a.1.
b. Purchased credit card relationships and nonmortgage servicing assets	RCONB026	0	2.b.
c. All other identifiable intangible assets	RCON5507	216	2.c.
d. Total	RCON0426	216	2.d.
3. Other real estate owned:			3.
a. Construction, land development, and other land	RCON5508	0	3.a.
b. Farmland	RCON5509	0	3.b.
c. 1-4 family residential properties	RCON5510	0	3.c.
d. Multifamily (5 or more) residential properties	RCON5511	0	3.d.
e. Nonfarm nonresidential properties	RCON5512	0	3.e.
f. Foreclosed properties from “GNMA loans”	RCONC979	0	3.f.
g. Total (sum of items 3.a through 3.f) (must equal Schedule RC, item 7)	RCON2150	0	3.g.
4. Not applicable			4.
5. Other borrowed money:			5.
a. Federal Home Loan Bank advances:			5.a.
1. Advances with a remaining maturity or next repricing date of:			5.a.1.
a. One year or less	RCONF055	40,000	5.a.1.a.
b. Over one year through three years	RCONF056	137,000	5.a.1.b.
c. Over three years through five years	RCONF057	23,000	5.a.1.c.
d. Over five years	RCONF058	0	5.a.1.d.
2. Advances with a remaining maturity of one year or less (included in item 5.a.(1)(a) above)	RCON2651	40,000	5.a.2.
3. Structured advances (included in items 5.a.(1)(a) — (d) above)	RCONF059	0	5.a.3.
b. Other borrowings:			5.b.
1. Other borrowings with a remaining maturity of next repricing date of:			5.b.1.
a. One year or less	RCONF060	0	5.b.1.a.
b. Over one year through three years	RCONF061	0	5.b.1.b.
c. Over three years through five years	RCONF062	0	5.b.1.c.
d. Over five years	RCONF063	0	5.b.1.d.
2. Other borrowings with a remaining maturity of one year or less (included in item 5.b.(1)(a) above)	RCONB571	0	5.b.2.
c. Total	RCON3190	200,000	5.c.
6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCONB569	No	6.
7. Assets under the reporting bank’s management in proprietary mutual funds and annuities	RCONB570	0	7.
8. Primary Internet Web site address of the bank (home page), if any	TEXT4087	Click here for value	8.
9. Do any of the bank’s Internet Web sites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the Web site?	RCON4088	Yes	9.
10. Secured liabilities:			10.
a. Amount of “Federal funds purchased” that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	31

Dollar amounts in thousands
b. Amount of “Other borrowings” that are secured (included in Schedule RC-M, items 5.b.(1)(a) — (d))	RCONF065	0	10.b.
11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?	RCONG463	Yes	11.
12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?	RCONG464	No	12.
(TEXT4087) www.capitalsourcebank.com
Schedule RC-N — Past Due and Nonaccrual Loans Leases and Other Assets

	(Column A) Past	(Column B) Past
	due 30 through	due 90 days or
	89 days and still	more and still	(Column C)
Dollar amounts in thousands	accruing	accruing	Nonaccrual
1. Loans secured by real estate:				1.
a. Construction, land development, and other land loans:				1.a.
1. 1-4 family residential construction loans	RCONF172 0	RCONF174 0	RCONF175 0	1.a.1.
2. Other construction loans and all land development and other land loans	RCONF173	RCONF175	RCONF177
	0	17,711	73,952	1.a.2.
	RCON3493	RCON3494	RCON3495
b. Secured by farmland	0	0	0	1.b.
c. Secured by 1-4 family residential properties:				1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON5398	RCON5399	RCON5400
	0	0	0	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:				1.c.2.
	RCONC236	RCONC237	RCONC229
a. Secured by first liens	0	0	0	1.c.2.a.
	RCONC238	RCONC239	RCONC230
b. Secured by junior liens	0	0	0	1.c.2.b.
	RCON3499	RCON3500	RCON3501
d. Secured by multifamily (5 or more) residential properties	1,045	0	13,539	1.d.
e. Secured by nonfarm nonresidential properties:				1.e.
1. Loans secured by owner-occupied nonfarm nonresidential	RCONF178	RCONF180	RCONF182
properties	0	0	0	1.e.1.
	RCONF179	RCONF181	RCONF183
2. Loans secured by other nonfarm nonresidential properties	0	0	42,283	1.e.2.
	RCONB834	RCONB835	RCONB836
2. Loans to depository institutions and acceptances of other banks	0	0	0	2.
3. Not applicable				3.
	RCON1606	RCON1607	RCON1608
4. Commercial and industrial loans	0	0	26,541	4.
5. Loans to individuals for household, family, and other personal expenditures:				5.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 2/25/2010	FFIEC 041 Quarter End Date 12/31/2009 32

	(Column A) Past	(Column B) Past
	due 30 through	due 90 days or
	89 days and still	more and still	(Column C)
Dollar amounts in thousands	accruing	accruing	Nonaccrual
a. Credit cards	RCONB575 0	RCONB576 0	RCONB577 0	5.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONB578 0	RCONB579 0	RCONB580 0	5.b.
6. Loans to foreign governments and official institutions	RCON5389 0	RCON5390 0	RCON5391 0	6.
7. All other loans	RCON5459 0	RCON5460 0	RCON5461 11,337	7.
8. Lease financing receivables	RCON1226 0	RCON1227 0	RCON1228 0	8.
9. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	RCON3505 0	RCON3506 0	RCON3507 0	9.
10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government (including loans and leases covered by FDIC loss-sharing agreements)	RCON5612 0	RCON5613 0	RCON5614 0	10.
a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked “GNMA loans”)	RCON5615 0	RCON5616 0	RCON5617 0	10.a.
b. Rebooked “GNMA loans” that have been repurchased or are eligible for repurchase included in item 10 above	RCONC866 0	RCONC867 0	RCONC868 0	10.b.
1. Restructured loans and leases included in Schedule RC-N, items 1 through 8, above (and not reported in Schedule RC-C, Part I, Memorandum item 1):				M.1.
a. Loans secured by 1-4 family residential properties	RCONF661 0	RCONF662 0	RCONF663 0	M.1.a.
b. Other loans and all leases (exclude loans to individuals for household, family, and other personal expenditures)	RCON1658 0	RCON1659 0	RCON1661 34,998	M.1.b.
2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	RCON6558 0	RCON6559 0	RCON6560 0	M.2.
3. Not available				M.3.
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	RCON1248 0	RCON1249 0	RCON1250 0	M.3.a.
b. Loans to and acceptances of foreign banks (included in Schedule RC-N, item 2, above)	RCON5380 0	RCON5381 0	RCON5382 0	M.3.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RC-N, item 4, above)	RCON1254 0	RCON1255 0	RCON1256 0	M.3.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RC-N, item 8, above)	RCONF166 0	RCONF167 0	RCONF168 0	M.3.d.
4. Loans to finance agricultural production and other loans to farmers (included in Schedule RC-N, item 7, above)	RCON1594 0	RCON1597 0	RCON1583 0	M.4.
5. Loans and leases held for sale and loans measured at fair value (included in Schedule RC-N, items 1 through 8, above):				M.5.
a. Loans and leases held for sale	RCONC240 0	RCONC241 0	RCONC226 0	M.5.a.
b. Loans measured at fair value:				M.5.b.
1. Fair value	RCONF664 0	RCONF665 0	RCONF666 0	M.5.b.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	33

	(Column A) Past	(Column B) Past
	due 30 through	due 90 days or
	89 days and still	more and still	(Column C)
Dollar amounts in thousands	accruing	accruing	Nonaccrual
	RCONF667	RCONF668	RCONF669
2. Unpaid principal balance	0	0	0	M.5.b.2.
Schedule RC-N — Past Due and Nonaccrual Loans Leases and Other Assets

	(Column A) Past due 30		(Column B) Past due 90
Dollar amounts in thousands	through 89 days		days or more
6. Derivative contracts: Fair value of amounts carried as assets	RCON3529	0	RCON3530	0	M.6.
Schedule RC-N — Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands
7. Additions to nonaccrual assets during the quarter	RCONC410	22,931	M.7.
8. Nonaccrual assets sold during the quarter	RCONC411	11,041	M.8.
Schedule RC-O — Other Data for Deposit Insurance and FICO Assessments

Dollar amounts in thousands
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCONF236	4,484,007	1.
2. Total allowable exclusions	RCONF237	0	2.
3. Not applicable			3.
4. Total daily average of deposit liabilities before exclusions (gross) as defined in Section	RCONF238	4,422,399
3(l) of the Federal Deposit Insurance Act and FDIC regulations			4.
5. Total daily average of allowable exclusions	RCONF239	0	5.
6. Not applicable			6.
7. Unsecured “Other borrowings” with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b):			7.
a. One year or less	RCONG465	0	7.a.
b. Over one year through three years	RCONG466	0	7.b.
c. Over three years through five years	RCONG467	0	7.c.
d. Over five years	RCONG468	0	7.d.
8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a. through 8.d. must equal Schedule RC, item 19):			8.
a. One year or less	RCONG469	0	8.a.
b. Over one year through three years	RCONG470	0	8.b.
c. Over three years through five years	RCONG471	0	8.c.
d. Over five years	RCONG472	0	8.d.
9. Reciprocal brokered deposits (included in Schedule RC-E, part I, Memorandum item 1.b)	RCONG803	0	9.
1. Total assessable deposits of the bank, including related interest accrued and unpaid (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):			M.1.
a. Deposit accounts (excluding retirement accounts) of $250,000 or less:			M.1.a.
1. Amount of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF049	3,739,660	M.1.a.1.
2. Number of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF050	NR	M.1.a.2.
b. Deposit accounts (excluding retirement accounts) of more than $250,000:			M.1.b.
1. Amount of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF051	369,407	M.1.b.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	34

Dollar amounts in thousands
2. Number of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF052	964	M.1.b.2.
c. Retirement deposit accounts of $250,000 or less:			M.1.c.
1. Amount of retirement deposit accounts of $250,000 or less	RCONF045	364,848	M.1.c.1.
2. Number of retirement deposit accounts of $250,000 or less	RCONF046	NR	M.1.c.2.
d. Retirement deposit accounts of more than $250,000:			M.1.d.
1. Amount of retirement deposit accounts of more than $250,000	RCONF047	10,092	M.1.d.1.
2. Number of retirement deposit accounts of more than $250,000	RCONF048	32	M.1.d.2.
2. Estimated amount of uninsured assessable deposits, including related interest accrued and unpaid	RCON5597	280,096	M.2.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
			M.3.
a. Legal title	TEXTA545		M.3.a.
b. FDIC Certificate Number	RCONA545	0	M.3.b.
4. Noninterest-bearing transaction accounts (as defined in Part 370 of the FDIC’s regulations) of more than $250,000 (see instructions):			M.4.
a. Amount of noninterest-bearing transaction accounts of more than $250,000 (including balances swept from noninterest-bearing transaction accounts to noninterest-bearing savings accounts)	RCONG167	0	M.4.a.
b. Number of noninterest-bearing transaction accounts of more than $250,000	RCONG168	0	M.4.b.
Schedule RC-P — 1-4 Family Residential Mortgage Banking Activities

Dollar amounts in thousands
1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale:			1.
a. Closed-end first liens	RCONF066	0	1.a.
b. Closed-end junior liens	RCONF067	0	1.b.
c. Open-end loans extended under lines of credit:			1.c.
1. Total commitment under the lines of credit	RCONF670	0	1.c.1.
2. Principal amount funded under the lines of credit	RCONF671	0	1.c.2.
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale:			2.
a. Closed-end first liens	RCONF068	0	2.a.
b. Closed-end junior liens	RCONF069	0	2.b.
c. Open-end loans extended under lines of credit:			2.c.
1. Total commitment under the lines of credit	RCONF672	0	2.c.1.
2. Principal amount funded under the lines of credit	RCONF673	0	2.c.2.
3. 1-4 family residential mortgages sold during the quarter:			3.
a. Closed-end first liens	RCONF070	0	3.a.
b. Closed-end junior liens	RCONF071	0	3.b.
c. Open-end loans extended under lines of credit:			3.c.
1. Total commitment under the lines of credit	RCONF674	0	3.c.1.
2. Principal amount funded under the lines of credit	RCONF675	0	3.c.2.
4. 1-4 family residential mortgages held for sale at quarter-end (included in Schedule RC, item 4.a):			4.
a. Closed-end first liens	RCONF072	0	4.a.
b. Closed-end junior liens	RCONF073	0	4.b.
c. Open-end loans extended under lines of credit:			4.c.
1. Total commitment under the lines of credit	RCONF676	0	4.c.1.
2. Principal amount funded under the lines of credit	RCONF677	0	4.c.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	35

Dollar amounts in thousands
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.f, 5.g, and 5.i):			5.
a. Closed-end 1-4 family residential mortgage loans	RIADF184	0	5.a.
b. Open-end 1-4 family residential mortgage loans extended under lines of credit	RIADF560	0	5.b.
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter:			6.
a. Closed-end first liens	RCONF678	0	6.a.
b. Closed-end junior liens	RCONF679	0	6.b.
c. Open-end loans extended under line of credit:			6.c.
1. Total commitment under the lines of credit	RCONF680	0	6.c.1.
2. Principal amount funded under the lines of credit	RCONF681	0	6.c.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	36
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

		(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCON1773	RCONG474	RCONG475	RCONG476	RCONG477
1. Available-for-sale securities	1,017,898	0	0	1,017,898	0	1.
2. Federal funds sold and securities purchased under agreements to	RCONG478	RCONG479	RCONG480	RCONG481	RCONG482
resell	0	0	0	0	0	2.
	RCONG483	RCONG484	RCONG485	RCONG486	RCONG487
3. Loans and leases held for sale	0	0	0	0	0	3.
4. Loans and leases held for investment	RCONG488	RCONG489	RCONG490	RCONG491	RCONG492
	0	0	0	0	0	4.

5. Trading assets:						5.
	RCON3543	RCONG493	RCONG494	RCONG495	RCONG496
a. Derivative assets	0	0	0	0	0	5.a.
	RCONG497	RCONG498	RCONG499	RCONG500	RCONG501
b. Other trading assets	0	0	0	0	0	5.b.
1. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b, above)	RCONF240	RCONF684	RCONF692	RCONF241	RCONF242
	0	0	0	0	0	5.b.1.
	RCONG391	RCONG392	RCONG395	RCONG396	RCONG804
6. All other assets	0	0	0	0	0	6.
7. Total assets measured at fair value on a recurring basis (sum of items	RCONG502	RCONG503	RCONG504	RCONG505	RCONG506
1 through 5.b plus item 6)	1,017,898	0	0	1,017,898	0	7.
	RCONF252	RCONF686	RCONF694	RCONF253	RCONF254
8. Deposits	0	0	0	0	0	8.
9. Federal funds purchased and securities sold under agreements to	RCONG507	RCONG508	RCONG509	RCONG510	RCONG511
repurchase	0	0	0	0	0	9.

10. Trading liabilities:						10.
	RCON3547	RCONG512	RCONG513	RCONG514	RCONG515
a. Derivative liabilities	0	0	0	0	0	10.a.
	RCONG516	RCONG517	RCONG518	RCONG519	RCONG520
b. Other trading liabilities	0	0	0	0	0	10.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	37

		(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG521	RCONG522	RCONG523	RCONG524	RCONG525
11. Other borrowed money	0	0	0	0	0	11.
	RCONG526	RCONG527	RCONG528	RCONG529	RCONG530
12. Subordinated notes and debentures	0	0	0	0	0	12.
	RCONG805	RCONG806	RCONG807	RCONG808	RCONG809
13. All other liabilities	0	0	0	0	0	13.
	RCONG531	RCONG532	RCONG533	RCONG534	RCONG535
14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	0	0	0	0	0	14.
1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $25,000 and exceed 25% of item 6):						M.1.
	RCONG536	RCONG537	RCONG538	RCONG539	RCONG540
a. Mortgage servicing assets	0	0	0	0	0	M.1.a.
	RCONG541	RCONG542	RCONG543	RCONG544	RCONG545
b. Nontrading derivative assets	0	0	0	0	0	M.1.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	38
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
c. Disclose component and the dollar amount of that component:		M.1.c.
1. Describe component	TEXTG546	M.1.c.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	39
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG546	RCONG547	RCONG548	RCONG549	RCONG550
2. Amount of component	0	0	0	0	0	M.1.c.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	40
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
d. Disclose component and the dollar amount of that component:		M.1.d.
1. Describe component	TEXTG551	M.1.d.1

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	41
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG551	RCONG552	RCONG553	RCONG554	RCONG555
2. Amount of component	0	0	0	0	0	M.1.d.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	42
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
e. Disclose component and the dollar amount of that component:		M.1.e.
1. Describe component	TEXTG556	M.1.e.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	43
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG556	RCONG557	RCONG558	RCONG559	RCONG560
2. Amount of component	0	0	0	0	0	M.1.e.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	44
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
f. Disclose component and the dollar amount of that component:		M.1.f.
1. Describe component	TEXTG561	M.1.f.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	45
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG561	RCONG562	RCONG563	RCONG564	RCONG565
2. Amount of component	0	0	0	0	0	M.1.f.2.
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $25,000 and exceed 25% of item 13):						M.2.
a. Loan commitments (not accounted for as derivatives)	RCONF261	RCONF689	RCONF697	RCONF262	RCONF263
	0	0	0	0	0	M.2.a.
	RCONG566	RCONG567	RCONG568	RCONG569	RCONG570
b. Nontrading derivative liabilities	0	0	0	0	0	M.2.b.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	46
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
c. Disclose component and the dollar amount of that component:		M.2.c.
1. Describe component	TEXTG571	M.2.c.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	47
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG571	RCONG572	RCONG573	RCONG574	RCONG575
2. Amount of component	0	0	0	0	0	M.2.c.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	48
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
d. Disclose component and the dollar amount of that component:		M.2.d.
1. Describe component	TEXTG576	M.2.d.1

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	49
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG576	RCONG577	RCONG578	RCONG579	RCONG580
2. Amount of component	0	0	0	0	0	M.2.d.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	50
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
e. Disclose component and the dollar amount of that component:		M.2.e.
1. Describe component	TEXTG581	M.2.e.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	51
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG581	RCONG582	RCONG583	RCONG584	RCONG585
2. Amount of component	0	0	0	0	0	M.2.e.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	52
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
f. Disclose component and the dollar amount of that component:		M.2.f.
1. Describe component	TEXTG586	M.2.f.1.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	53
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis

(Column B)
	(Column A) Total	LESS: Amounts
	Fair Value	Netted in the	(Column C) Level	(Column D) Level	(Column E) Level
	Reported on	Determination of	1 Fair Value	2 Fair Value	3 Fair Value
Dollar amounts in thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
	RCONG586	RCONG587	RCONG588	RCONG589	RCONG590
2. Amount of component	0	0	0	0	0	M.2.f.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	54
Schedule RC-R — Regulatory Capital

Dollar amounts in thousands
1. Total bank equity capital (from Schedule RC, item 27.a)	RCON3210	868,325	1.
2. Net unrealized gains (losses) on available-for-sale securities	RCON8434	2,637	2.
3. Net unrealized loss on available-for-sale equity securities	RCONA221	0	3.
4. Accumulated net gains (losses) on cash flow hedges	RCON4336	0	4.
5. Nonqualifying perpetual preferred stock	RCONB588	0	5.
6. Qualifying noncontrolling (minority) interests in consolidated subsidiaries	RCONB589	0	6.
7. Not available			7.
a. Disallowed goodwill and other disallowed intangible assets	RCONB590	166,365	7.a.
b. Cumulative change in fair value of all financial liabilities accounted for under a fair value option that is included in retained earnings and is attributable to changes in the bank’s own creditworthiness	RCONF264	0	7.b.
8. Subtotal	RCONC227	699,323	8.
9. Not available			9.
a. Disallowed servicing assets and purchased credit card relationships	RCONB591	0	9.a.
b. Disallowed deferred tax assets	RCON5610	0	9.b.
10. Other additions to (deductions from) Tier 1 capital	RCONB592	0	10.
11. Tier 1 capital	RCON8274	699,323	11.
12. Qualifying subordinated debt and redeemable preferred stock	RCON5306	0	12.
13. Cumulative perpetual preferred stock includible in Tier 2 capital	RCONB593	0	13.
14. Allowance for loan and lease losses includible in Tier 2 capital	RCON5310	55,257	14.
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital	RCON2221	0	15.
16. Other Tier 2 capital components	RCONB594	0	16.
17. Tier 2 capital	RCON5311	55,257	17.
18. Allowable Tier 2 capital	RCON8275	55,257	18.
19. Tier 3 capital allocated for market risk	RCON1395	0	19.
20. Deductions for total risk-based capital	RCONB595	0	20.
21. Total risk-based capital	RCON3792	754,580	21.
22. Average total assets (from Schedule RC-K, item 9)	RCON3368	5,629,416	22.
23. Disallowed goodwill and other disallowed intangible assets (from item 7 above)	RCONB590	166,365	23.
24. Disallowed servicing assets and purchased credit card relationships (from item 9.a above)	RCONB591	0	24.
25. Disallowed deferred tax assets (from item 9.b above)	RCON5610	0	25.
26. Other deductions from assets for leverage capital purposes	RCONB596	0	26.
27. Average total assets for leverage capital purposes	RCONA224	5,463,051	27.
28. Not available			28.
a. Adjustment to Tier 1 capital reported in item 11	RCONC228	0	28.a.
b. Adjustment to total risk-based capital reported in item 21	RCONB503	0	28.b.
29. Adjustment to risk-weighted assets reported in item 62	RCONB504	0	29.
30. Adjustment to average total assets reported in item 27	RCONB505	0	30.
Schedule RC-R — Regulatory Capital

	(Column A) Percentage
	(Banks with Financial		(Column B) Percentage
Dollar amounts in thousands	Subsidiaries)		(All Banks)
31. Tier 1 leverage ratio	RCON7273	0.000000	RCON7204	0.128010	31.
32. Tier 1 risk-based capital ratio	RCON7274	0.000000	RCON7206	0.161896	32.
33. Total risk-based capital ratio	RCON7275	0.000000	RCON7205	0.174688	33.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	55
Schedule RC-R — Regulatory Capital

		(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	(Column A)	Items Not	Allocation by	Allocation by	Allocation by	Allocation by
	Totals (from	Subject to	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Schedule RC)	Risk-Weighting	Category 0%	Category 20%	Category 50%	Category 100%
	RCON0010	RCONC869	RCONB600	RCONB601		RCONB602
34. Cash and balances dues from depository institutions	235,942	0	118,906	117,036		0	34.
	RCON1754	RCONB603	RCONB604	RCONB605	RCONB606	RCONB607
35. Held-to-maturity securities	711,981	0	0	711,981	0	0	35.
	RCON1773	RCONB608	RCONB609	RCONB610	RCONB611	RCONB612
36. Available-for-sale securities	1,017,898	4,470	199,274	814,154	0	0	36.
	RCONC225		RCONC063	RCONC064		RCONB520
37. Federal funds sold and securities purchased under agreements to resell	0		0	0		0	37.
	RCON5369	RCONB617	RCONB618	RCONB619	RCONB620	RCONB621
38. Loans and leases held for sale	0	0	0	0	0	0	38.
	RCONB528	RCONB622	RCONB623	RCONB624	RCONB625	RCONB626
39. Loans and leases, net of unearned income	3,511,247	0	0	0	69,916	3,441,331	39.
	RCON3123	RCON3123
40. Allowance for loan and lease losses	152,508	152,508					40.
	RCON3545	RCONB627	RCONB628	RCONB629	RCONB630	RCONB631
41. Trading Assets	0	0	0	0	0	0	41.
	RCONB639	RCONB640	RCONB641	RCONB642	RCONB643	RCON5339
42. All other assets	352,794	173,351	23,786	45,528	0	110,129	42.
	RCON2170	RCONB644	RCON5320	RCON5327	RCON5334	RCON5340
43. Total Assets	5,677,354	25,313	341,966	1,688,699	69,916	3,551,460	43.
Schedule RC-R — Regulatory Capital

	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	Face Value or	Credit	Allocation by	Allocation by	Allocation by	Allocation by
	Notional	Equivalent	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Amount	Amount	Category 0%	Category 20%	Category 50%	Category 100%
	RCONB546	RCONB547	RCONB548	RCONB581	RCONB582	RCONB583
44. Financial standby letters of credit	38,623	38,623	0	0	0	38,623	44.
	RCON3821	RCONB650	RCONB651	RCONB652	RCONB653	RCONB654
45. Performance standby letters of credit	0	0	0	0	0	0	45.
	RCON3411	RCONB655	RCONB656	RCONB657	RCONB658	RCONB659
46. Commercial and similar letters of credit	0	0	0	0	0	0	46.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	56

	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	Face Value or	Credit	Allocation by	Allocation by	Allocation by	Allocation by
	Notional	Equivalent	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Amount	Amount	Category 0%	Category 20%	Category 50%	Category 100%
	RCON3429	RCONB660	RCONB661	RCONB662		RCONB663
47. Risk participations in bankers acceptances acquired by the reporting institution	0	0	0	0		0	47.
	RCON3433	RCONB664	RCONB665	RCONB666	RCONB667	RCONB668
48. Securities lent	0	0	0	0	0	0	48.
	RCONA250	RCONB669	RCONB670	RCONB671	RCONB672	RCONB673
49. Retained recourse on small business obligations sold with recourse	0	0	0	0	0	0	49.
	RCONB541	RCONB542				RCONB543
50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement	0	0				0	50.
	RCONB675	RCONB676	RCONB677	RCONB678	RCONB679	RCONB680
51. All other financial assets sold with recourse	0	0	0	0	0	0	51.
	RCONB681	RCONB682	RCONB683	RCONB684	RCONB685	RCONB686
52. All other off-balance sheet liabilities	0	0	0	0	0	0	52.
53. Unused commitments:							53.
	RCON3833	RCONB687	RCONB688	RCONB689	RCONB690	RCONB691
a. With an original maturity exceeding one year	914,854	457,427	0	0	0	457,427	53.a.
	RCONG591	RCONG592	RCONG593	RCONG594	RCONG595	RCONG596
b. With an original maturity of one year or less to asset-backed commercial paper conduits	0	0	0	0	0	0	53.b.
		RCONA167	RCONB693	RCONB694	RCONB695
54. Derivative contracts		857	0	0	857		54.
			RCONB696	RCONB697	RCONB698	RCONB699
55. Total assets, derivatives, and off-balance sheet items by risk weight category			341,966	1,688,699	70,773	4,047,510	55.
56. Risk weight factor							56.
			RCONB700	RCONB701	RCONB702	RCONB703
57. Risk-weighted assets by risk weight category			0	337,740	35,387	4,047,510	57.
						RCON1651
58. Market risk equivalent assets						0	58.
						RCONB704
59. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve						4,420,637	59.
						RCONA222
60. Excess allowance for loan and lease losses						101,049	60.
						RCON3128
61. Allocated transfer risk reserve						0	61.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	57

	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	Face Value or	Credit	Allocation by	Allocation by	Allocation by	Allocation by
	Notional	Equivalent	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Amount	Amount	Category 0%	Category 20%	Category 50%	Category 100%
RCONA223
62. Total risk-weighted assets						4,319,588	62.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 2/25/2010	FFIEC 041 Quarter End Date 12/31/2009 58
Schedule RC-R — Regulatory Capital

Dollar amounts in thousands
1. Current credit exposure across all derivative contracts covered by the risk-based capital standards	RCON8764	0	M.1.
Schedule RC-R — Regulatory Capital

		(Column B) With
		a remaining
	(Column A) With	maturity of over	(Column C) with
	a remaining	one years	a remaining
	maturity of one	through five	maturity of over
Dollar amounts in thousands	year or less	years	five years

2. Notional principal amounts of derivative contracts:				M.2.
	RCON3809	RCON8766	RCON8767
a. Interest rate contracts	0	0	0	M. 2.a.
	RCON3812	RCON8769	RCON8770
b. Foreign exchange contracts	0	17,138	0	M. 2.b.
	RCON8771	RCON8772	RCON8773
c. Gold contracts	0	0	0	M. 2.c.
	RCON8774	RCON8775	RCON8776
d. Other precious metals contracts	0	0	0	M. 2.d.
	RCON8777	RCON8778	RCON8779
e. Other commodity contracts	0	0	0	M. 2.e.
	RCONA000	RCONA001	RCONA002
f. Equity derivative contracts	0	0	0	M. 2.f.
g. Credit derivative contracts: Purchased credit protection that (a)is a covered position under the market risk rule or (b) is not a covered position under the market risk rule and is not recognized as a guarantee for risk-based capital purposes:
				M.2.g.
	RCONG597	RCONG598	RCONG599
1. Investment grade	0	0	0	M.2.g.1.
	RCONG600	RCONG601	RCONG602
2. Subinvestment grade	0	0	0	M.2.g.2.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	59
Schedule RC-S — Servicing Securitization and Asset Sale Activities

							(Column G)
							All Other
	(Column A)				(Column E)	(Column F)	Loans, All
	1-4 Family	(Column B)	(Column C)		Other	Commercial	Leases, and
	Residential	Home Equity	Credit Card	(Column D)	Consumer	and Industrial	All Other
Dollar amounts in thousands	Loans	Lines	Receivables	Auto Loans	Loans	Loans	Assets
1. Outstanding principal balance of assets sold and securitized	RCONB705	RCONB706	RCONB707	RCONB708	RCONB709	RCONB710	RCONB711
by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	0	0	0	0	0	0	0	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:								2.
a. Credit-enhancing interest-only strips (included in	RCONB712	RCONB713	RCONB714	RCONB715	RCONB716	RCONB717	RCONB718
Schedules RC-B or RC-F or in Schedule RC, item 5)	0	0	0	0	0	0	0	2.a.
	RCONC393	RCONC394	RCONC395	RCONC396	RCONC397	RCONC398	RCONC399
b. Subordinated securities and other residual interests	0	0	0	0	0	0	0	2.b.
	RCONC400	RCONC401	RCONC402	RCONC403	RCONC404	RCONC405	RCONC406
c. Standby letters of credit and other enhancements	0	0	0	0	0	0	0	2.c.
3. Reporting bank’s unused commitments to provide liquidity	RCONB726	RCONB727	RCONB728	RCONB729	RCONB730	RCONB731	RCONB732
to structures reported in item 1	0	0	0	0	0	0	0	3.
4. Past due loan amounts included in item 1:								4.
	RCONB733	RCONB734	RCONB735	RCONB736	RCONB737	RCONB738	RCONB739
a. 30-89 days past due	0	0	0	0	0	0	0	4.a.
	RCONB740	RCONB741	RCONB742	RCONB743	RCONB744	RCONB745	RCONB746
b. 90 days or more past due	0	0	0	0	0	0	0	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):								5.
	RIADB747	RIADB748	RIADB749	RIADB750	RIADB751	RIADB752	RIADB753
a. Charge-offs	0	0	0	0	0	0	0	5.a.
	RIADB754	RIADB755	RIADB756	RIADB757	RIADB758	RIADB759	RIADB760
b. Recoveries	0	0	0	0	0	0	0	5.b.
6. Amount of ownership (or seller’s) interests carried as:								6.
a. Securities (included in Schedule RC-B or in Schedule	RCONB761	RCONB762		RCONB763
RC, item 5)	0	0		0				6.a.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	60

							(Column G)
							All Other
	(Column A)				(Column E)	(Column F)	Loans, All
	1-4 Family	(Column B)	(Column C)		Other	Commercial	Leases, and
	Residential	Home Equity	Credit Card	(Column D)	Consumer	and Industrial	All Other
Dollar amounts in thousands	Loans	Lines	Receivables	Auto Loans	Loans	Loans	Assets
b. Loans (included in Schedule RC-C)		RCONB500 0	RCONB501 0			RCONB502 0		6.b.
7. Past due loan amounts included in interests reported in item 6.a:								7.
a. 30-89 days past due		RCONB764 0	RCONB765 0			RCONB766 0		7.a.
b. 90 days or more past due		RCONB767 0	RCONB768 0			RCONB769 0		7.b.
8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):								8.
a. Charge-offs		RIADB770 0	RIADB771 0			RIADB772 0		8.a.
b. Recoveries		RIADB773 0	RIADB774 0			RIADB775 0		8.b.
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	RCONB776 0	RCONB777 0	RCONB778 0	RCONB779 0	RCONB780 0	RCONB781 0	RCONB782 0	9.
10. Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures	RCONB783 0	RCONB784 0	RCONB785 0	RCONB786 0	RCONB787 0	RCONB788 0	RCONB789 0	10.
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCONB790 0	RCONB791 0	RCONB792 0	RCONB793 0	RCONB794 0	RCONB795 0	RCONB796 0	11.
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	RCONB797 0	RCONB798 0	RCONB799 0	RCONB800 0	RCONB801 0	RCONB802 0	RCONB803 0	12.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	61
Schedule RC-S — Servicing Securitization and Asset Sale Activities

Dollar amounts in thousands
1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:			M.1.
a. Outstanding principal balance	RCONA249	0	M.1.a.
b. Amount of retained recourse on these obligations as of the report date	RCONA250	0	M.1.b.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):			M.2.
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCONB804	0	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCONB805	0	M.2.b.
c. Other financial assets (includes home equity lines)	RCONA591	7,721,379	M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCONF699	0	M.2.d.
3. Asset-backed commercial paper conduits:			M.3.
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:			M.3.a.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCONB806	0	M.3.a.1.
2. Conduits sponsored by other unrelated institutions	RCONB807	0	M.3.a.2.
b. Unused commitments to provide liquidity to conduit structures:			M.3.b.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCONB808	0	M.3.b.1.
2. Conduits sponsored by other unrelated institutions	RCONB809	0	M.3.b.2.
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C	RCONC407	NR	M.4.
Schedule RC-T — Fiduciary and Related Services

Dollar amounts in thousands
1. Does the institution have fiduciary powers? (If “NO,” do not complete Schedule RC-T.)	RCONA345	No	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCONA346	No	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If “NO,” do not complete the rest of Schedule RC-T.)	RCONB867	No	3.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	62
Schedule RC-T — Fiduciary and Related Services

		(Column B)	(Column C) Number	(Column D) Number
	(Column A)	Non-Managed	of Managed	of Non-Managed
Dollar amounts in thousands	Managed Assets	Assets	Accounts	Accounts
	RCONB868	RCONB869	RCONB870	RCONB871
4. Personal trust and agency accounts	NR	NR	NR	NR	4.

5. Employee benefit and retirement-related trust and agency accounts:					5.
	RCONB872	RCONB873	RCONB874	RCONB875
a. Employee benefit — defined contribution	NR	NR	NR	NR	5.a.
	RCONB876	RCONB877	RCONB878	RCONB879
b. Employee benefit — defined benefit	NR	NR	NR	NR	5.b.
c. Other employee benefit and retirement-related accounts	RCONB880	RCONB881	RCONB882	RCONB883
	NR	NR	NR	NR	5.c.
	RCONB884	RCONB885	RCONC001	RCONC002
6. Corporate trust and agency accounts	NR	NR	NR	NR	6.
7. Investment management and investment advisory agency accounts	RCONB886	RCONJ253	RCONB888	RCONJ254
	NR	NR	NR	NR	7.
8. Foundation and endowment trust and agency accounts	RCONJ255	RCONJ256	RCONJ257	RCONJ258
	NR	NR	NR	NR	8.
	RCONB890	RCONB891	RCONB892	RCONB893
9. Other fiduciary accounts	NR	NR	NR	NR	9.
10. Total fiduciary accounts (sum of items 4 through 9)	RCONB894	RCONB895	RCONB896	RCONB897
	NR	NR	NR	NR	10.
		RCONB898		RCONB899
11. Custody and safekeeping accounts		NR		NR	11.

12. Not applicable					12.
13. Individual Retirement Accounts, Health Savings Accounts, and other similar	RCONJ259	RCONJ260	RCONJ261	RCONJ262
accounts (included in items 5.c and 11)	NR	NR	NR	NR	13.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	63
Schedule RC-T — Fiduciary and Related Services

Dollar amounts in thousands
14. Personal trust and agency accounts	RIADB904	NR	14.
15. Employee benefit and retirement-related trust and agency accounts:			15.
a. Employee benefit — defined contribution	RIADB905	NR	15.a.
b. Employee benefit — defined benefit	RIADB906	NR	15.b.
c. Other employee benefit and retirement-related accounts	RIADB907	NR	15.c.
16. Corporate trust and agency accounts	RIADA479	NR	16.
17. Investment management and investment advisory agency accounts	RIADJ315	NR	17.
18. Foundation and endowment trust and agency accounts	RIADJ316	NR	18.
19. Other fiduciary accounts	RIADA480	NR	19.
20. Custody and safekeeping accounts	RIADB909	NR	20.
21. Other fiduciary and related services income	RIADB910	NR	21.
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)	RIAD4070	0	22.
23. Less: Expenses	RIADC058	NR	23.
24. Less: Net losses from fiduciary and related services	RIADA488	NR	24.
25. Plus: Intracompany income credits for fiduciary and related services	RIADB911	NR	25.
26. Net fiduciary and related services income	RIADA491	NR	26.
Schedule RC-T — Fiduciary and Related Services

	(Column A)	(Column B)
	Personal Trust	Employee
	and Agency and	Benefit and
	Investment	Retirement-Related
	Management	Trust and
	Agency	Agency	(Column C) All
Dollar amounts in thousands	Accounts	Accounts	Other Accounts

1. Managed assets held in fiduciary accounts:				M.1.
	RCONJ263	RCONJ264	RCONJ265
a. Noninterest-bearing deposits	NR	NR	NR	M.1.a.
	RCONJ266	RCONJ267	RCONJ268
b. Interest-bearing deposits	NR	NR	NR	M.1.b.
	RCONJ269	RCONJ270	RCONJ271
c. U.S. Treasury and U.S. Government agency obligations	NR	NR	NR	M.1.c.
	RCONJ272	RCONJ273	RCONJ274
d. State, county, and municipal obligations	NR	NR	NR	M.1.d.
	RCONJ275	RCONJ276	RCONJ277
e. Money market mutual funds	NR	NR	NR	M.1.e.
	RCONJ278	RCONJ279	RCONJ280
f. Equity mutual funds	NR	NR	NR	M.1.f.
	RCONJ281	RCONJ282	RCONJ283
g. Other mutual funds	NR	NR	NR	M.1.g.
	RCONJ284	RCONJ285	RCONJ286
h. Common trust funds and collective investment funds	NR	NR	NR	M.1.h.
	RCONJ287	RCONJ288	RCONJ289
i. Other short-term obligations	NR	NR	NR	M.1.i.
	RCONJ290	RCONJ291	RCONJ292
j. Other notes and bonds	NR	NR	NR	M.1.j.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	64

	(Column A)	(Column B)
	Personal Trust	Employee
	and Agency and	Benefit and
	Investment	Retirement-Related
	Management	Trust and
	Agency	Agency	(Column C) All
Dollar amounts in thousands	Accounts	Accounts	Other Accounts
k. Investments in unregistered funds and private equity	RCONJ293	RCONJ294	RCONJ295
investments	NR	NR	NR	M.1.k.
	RCONJ296	RCONJ297	RCONJ298
l. Other common and preferred stocks	NR	NR	NR	M.1.l.
	RCONJ299	RCONJ300	RCONJ301
m. Real estate mortgages	NR	NR	NR	M.1.m.
	RCONJ302	RCONJ303	RCONJ304
n. Real estate	NR	NR	NR	M.1.n.
	RCONJ305	RCONJ306	RCONJ307
o. Miscellaneous assets	NR	NR	NR	M.1.o.
p. Total managed assets held in fiduciary accounts (for each column,	RCONJ308	RCONJ309	RCONJ310
sum of Memorandum items 1.a through 1.o)	NR	NR	NR	M.1.p.
Schedule RC-T — Fiduciary and Related Services

	(Column A) Managed		(Column B) Number of
Dollar amounts in thousands	Assets		Managed Accounts
q. Investments of managed fiduciary accounts in advised or sponsored mutual funds	RCONJ311	NR	RCONJ312	NR	M.1.q.
Schedule RC-T — Fiduciary and Related Services

	(Column A) Number of		(Column B) Principal
Dollar amounts in thousands	Issues		Amount Outstanding
2. Corporate trust and agency accounts:					M.2.
a. Corporate and municipal trusteeships	RCONB927	NR	RCONB928	NR	M.2.a.
1. Issues reported in Memorandum item 2.a that are in default	RCONJ313	NR	RCONJ314	NR	M.2.a.1.
b. Transfer agent, registrar, paying agent, and other corporate agency	RCONB929	NR			M.2.b.
Schedule RC-T — Fiduciary and Related Services

	(Column A) Number of		(Column B) Market Value
Dollar amounts in thousands	Funds		of Fund Assets
3. Collective investment funds and common trust funds:					M.3.
a. Domestic equity	RCONB931	NR	RCONB932	NR	M.3.a.
b. International/Global equity	RCONB933	NR	RCONB934	NR	M.3.b.
c. Stock/Bond blend	RCONB935	NR	RCONB936	NR	M.3.c.
d. Taxable bond	RCONB937	NR	RCONB938	NR	M.3.d.
e. Municipal bond	RCONB939	NR	RCONB940	NR	M.3.e.
f. Short term investments/Money market	RCONB941	NR	RCONB942	NR	M.3.f.
g. Specialty/Other	RCONB943	NR	RCONB944	NR	M.3.g.
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	RCONB945	NR	RCONB946	NR	M.3.h.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	65
Schedule RC-T — Fiduciary and Related Services

	(Column A)	(Column B)
	Gross Losses	Gross Losses
	Managed	Non-Managed	(Column C)
Dollar amounts in thousands	Accounts	Accounts	Recoveries
4. Fiduciary settlements, surcharges, and other losses:				M.4.
	RIADB947	RIADB948	RIADB949
a. Personal trust and agency accounts	NR	NR	NR	M.4.a.
b. Employee benefit and retirement-related trust and agency accounts	RIADB950	RIADB951	RIADB952
	NR	NR	NR	M.4.b.
	RIADB953	RIADB954	RIADB955
c. Investment management agency accounts	NR	NR	NR	M.4.c.
	RIADB956	RIADB957	RIADB958
d. Other fiduciary accounts and related services	NR	NR	NR	M.4.d.
e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)	RIADB959	RIADB960	RIADB961
	NR	NR	NR	M.4.e.

General Instructions

Dollar amounts in thousands
1. Who Must Report on What Forms	1.
a. Close of Business	1.a.
b. Frequency of Reporting	1.b.
c. Differences in Detail of Reports	1.c.
d. Shifts in Reporting Status	1.d.
2. Organization of the Instruction Books	2.
3. Preparation of the Reports	3.
4. Signatures	4.
a. Officer Declaration	4.a.
b. Director Attestation	4.b.
5. Submission of the Reports	5.
a. Submission Date	5.a.
b. Amended Reports	5.b.
6. Retention of Reports	6.
7. Scope of the “Consolidated Bank” Required to be Reported in the Submitted Reports	7.
a. Exclusions from the Coverage of the Consolidated Report	7.a.
8. Rules of Consolidation	8.
9. Reporting by Type of Office (For banks with foreign offices)	9.
10. Publication Requirements for the Report of Condition	10.
11. Release of Individual Bank Reports	11.
12. Applicability of Generally Accepted Accounting Principles to Regulatory Reporting Requirements	12.
13. Accrual Basis Reporting	13.
14. Miscellaneous General Instructions	14.
a. Rounding	14.a.
b. Negative Entries	14.b.
c. Verification	14.c.
d. Transactions Occurring Near the End of a Reporting Period	14.d.
15. Separate Branch Reports	15.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	66
Glossary

Dollar amounts in thousands
1. Glossary	1.
2. Acceptances	2.
3. Accounting Changes	3.
4. Accounting Errors, Corrections of	4.
5. Accounting Estimates, Changes in	5.
6. Accounting Principles, Changes in	6.
7. Accrued Interest Receivable Related to Credit Card Securitizations	7.
8. Acquisition, Development, or Construction (ADC) Arrangements	8.
9. Agreement Corporation	9.
10. Allowance for Loan and Lease Losses	10.
11. Applicable Income Taxes	11.
12. Associated Company	12.
13. ATS Account	13.
14. Bankers Acceptances	14.
a. Bank-Owned Life Insurance	14.a.
15. Banks, U.S. and Foreign	15.
16. Banks in Foreign Countries	16.
17. Bill-of-Lading Draft	17.
18. Borrowings and Deposits in Foreign Offices	18.
19. Brokered Deposits	19.
20. Broker’s Security Draft	20.
21. Business Combinations	21.
22. Call Option	22.
23. Capitalization of Interest Costs	23.
24. Carrybacks and Carryforwards	24.
25. Cash Management Arrangements	25.
26. Certificate of Deposit	26.
27. Changes in Accounting Estimates	27.
28. Changes in Accounting Principles	28.
29. Clearing Accounts	29.
30. Commercial Banks in the U.S.	30.
31. Commercial Letter of Credit	31.
32. Commercial Paper	32.
33. Commodity or Bill-of-Lading Draft	33.
34. Common Stock of Unconsolidated Subsidaries, Investments in	34.
35. Continuing Contract	35.
36. Corporate Joint Venture	36.
37. Corrections of Accounting Errors	37.
38. Coupon Stripping, Treasury Receipts, and STRIPS	38.
39. Custody Account	39.
40. Dealer Reserve Account	40.
a. Deferred Compensation Agreements	40.a.
41. Deferred Income Taxes	41.
42. Demand Deposits	42.
43. Depository Institutions in the U.S.	43.
44. Deposits	44.
45. Derivative Contracts	45.
a. Discounts	45.a.
46. Dividends	46.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	67

Dollar amounts in thousands
47. Domestic Office	47.
48. Domicile	48.
49. Due Bills	49.
50. Edge and Agreement Corporation	50.
a. Equity-Indexed Certificates of Deposit	50.a.
51. Equity Method of Accounting	51.
52. Extinguishments of Liabilities	52.
53. Extraordinary Items	53.
54. Fails	54.
a. Fair Value	54.a.
55. Federal Funds Transactions	55.
56. Federally-Sponsored Lending Agency	56.
57. Fees, Loan	57.
58. Foreclosed Assets	58.
59. Foreign Banks	59.
60. Foreign Currency Transactions and Translation	60.
61. Foreign Debt Exchange Transactions	61.
62. Foreign Governments and Official Institutions	62.
63. Foreign Office	63.
64. Forward Contracts	64.
65. Functional Currency	65.
66. Futures Contracts	66.
67. Goodwill	67.
68. Hypothecated Deposit	68.
69. IBF	69.
70. Income Taxes	70.
71. Intangible Assets	71.
72. Interest-Bearing Account	72.
73. Interest Capitalization	73.
74. Interest Rate Swaps	74.
75. Internal-Use Computer Software	75.
76. International Banking Facility (IBF)	76.
77. Interoffice Accounts	77.
78. Investments in Common Stock of Unconsolidated Subsidiaries	78.
79. Joint Venture	79.
80. Lease Accounting	80.
81. Letter of Credit	81.
82. Limited-Life Preferred Stock	82.
83. Loan	83.
84. Loan Fees	84.
85. Loan Impairment	85.
86. Loan Secured by Real Estate	86.
87. Loss Contingencies	87.
88. Majority-Owned Subsidiary	88.
89. Mandatory Convertible Debt	89.
91. Mergers	91.
92. Money Market Deposit Account (MMDA)	92.
93. Nonaccrual Status	93.
94. Noninterest-Bearing Account	94.
95. Nontransaction Account	95.
96. NOW Account	96.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	68

Dollar amounts in thousands
97. Offsetting	97.
98. One-Day Transaction	98.
99. Option	99.
100. Organization Costs	100.
101. Other Depository Institutions in the U.S.	101.
102. Other Real Estate Owned	102.
103. Overdraft	103.
104. Participations	104.
105. Participations in Acceptances	105.
106. Participations in Pools of Securities	106.
107. Pass-through Reserve Balances	107.
108. Perpetual Preferred Stock	108.
109. Placements and Takings	109.
110. Pooling of Interests	110.
111. Preauthorized Transfer Account	111.
112. Preferred Stock	112.
113. Premiums and Discounts	113.
114. Purchase Acquisition	114.
a. Purchased Impaired Loans and Debt Securities	114.a.
115. Put Option	115.
116. Real Estate ADC Arrangements	116.
117. Real Estate, Loan Secured By	117.
118. Reciprocal Balances	118.
119. Renegotiated Troubled Debt	119.
120. Reorganizations	120.
121. Repurchase/Resale Agreements	121.
122. Reserve Balances, Pass-through	122.
123. Retail Sweep Arrangements	123.
124. Sales of Assets for Risk-Based Capital Purposes	124.
125. Savings Deposits	125.
126. Securities Activities	126.
127. Securities Borrowing/Lending Transactions	127.
128. Securities, Participations in Pools of	128.
129. Servicing Assets and Liabilities	129.
130. Settlement Date Accounting	130.
131. Shell Branches	131.
132. Short Position	132.
133. Significant Subsidary	133.
134. Standby Letter of Credit	134.
135. Start-Up Activities	135.
136. STRIPS	136.
137. Subordinated Notes and Debentures	137.
138. Subsidiaries	138.
139. Suspense Accounts	139.
140. Syndications	140.
141. Telephone Transfer Account	141.
142. Term Federal Funds	142.
143. Time Deposits	143.
144. Trade Date and Settlement Date Accounting	144.
145. Trading Account	145.
146. Transction Account	146.

CAPITALSOURCE BANK	FFIEC 041
RSSD-ID 3806100	Quarter End Date 12/31/2009
Last Updated on 2/25/2010	69

Dollar amounts in thousands
147. Transfers of Financial Assets	147.
148. Traveler’s Letter of Credit	148.
149. Treasury Receipts	149.
150. Treasury Stock	150.
151. Troubled Debt Restructurings	151.
152. Trust Preferred Securities	152.
153. U.S. Banks	153.
154. U.S. Territories and Possessions	154.
155. Valuation Allowance	155.
156.When-Issued Securities Transactions	156.